UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Treace Medical Concepts, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TREACE

2026
Notice of Annual Meeting and Proxy Statement

TREACE®
A Step Ahead.™

Procedures and Products Covering the Four Classes of Bunions

70% of Bunion Surgeries[1]

Mild to Moderate Bunions

Percuplasty™
Percutaneous 3D Bunion Correction®

Nanoplasty®
3D MIS Bunion Correction

30% of Bunion Surgeries[1]

Moderate to Severe Bunions

Lapiplasty®
3D Bunion Correction®

Present[2] in **~ 30%**

Bunions with Midfoot Deformity

Adductoplasty®
Midfoot Correction System

Present[3] in **~ 20%**

Bunions with Arthritic Great Toe Joint

SpeedMTP®
Rapid Compression Implant

(1) Treace surgeon survey, July 2022; (2) Aiyer et al., 2014; (3) Wilder et al., 2005.

Additional Products Supporting Bunions and Midfoot Correction and Related Ancillary Surgeries

Ancillary Products & SpeedPlate® Fixation Solutions

Hammertoe Implant

Percuplasty™ MIS Power System

SpeedAkin™
Anatomic Compression Implant

SpeedTMT™

Biologics

Allograft Wedges

CortiFuse™
Flowable Cortical Fibers

Sterile-Packed Instruments

FastGrafter®

NanoRasp™

SpeedRelease®

FeatherRasp™

TriTome®

LapiTome®

Akinator™

RazorTome®

GreatRelease™

CornerChisel™

Patient Specific Cut Guides for Bunion and Midfoot Correction

IntelliGuide® PSI

April 6, 2026

Dear Fellow Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Treace Medical Concepts, Inc. ("Treace Medical") to be held on Tuesday, May 19, 2026, at 11:00 a.m., Eastern Time. The Annual Meeting will be held via live webcast. You will be able to attend the 2026 Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TMCI2026. You may vote your shares before the Annual Meeting by regular mail, telephone or online, or you may vote online during the Annual Meeting.

Additional information about the matters to be addressed at the Annual Meeting and how to vote your shares can be found in the accompanying proxy statement.

2025 Key Accomplishments

At Treace Medical, our mission is to be the recognized leader in the surgical treatment of bunions and related deformities. Millions of people suffer from bunions, which can have a significant impact on mobility and quality of life. Since our inception, we have worked closely with surgeons to understand and serve the large, unmet needs in the bunion market. In 2018, our Surgeon Advisory Board published a peer-reviewed paper describing four different classes of bunion deformities; these include (1) milder bunion deformities, (2) deformities that are more severe in nature, (3) bunions with a co-existing deformity of the midfoot, and (4) bunions with a co-existing arthritic great toe joint.

In 2025, we continued to execute our strategy to comprehensively address the evolving needs of surgeons and patients with an expanding portfolio of innovative bunion solutions and now offer solutions for all four bunion classes. To address moderate to severe bunions with a three-dimensional correction, our patented Lapiplasty® System leads the way in both market position and innovation with over 134,000 patients treated since late 2015. To address bunions with a co-existing deformity of the midfoot, we introduced our Adductoplasty® System in 2021. To address mild or moderate bunions, which surgeons may prefer to treat with a metatarsal osteotomy, we introduced two minimally invasive osteotomy systems that were fully commercially available in the second half of 2025: (1) the Nanoplasty® 3D Minimally Invasive Bunion Correction System, and (2) the Percuplasty™ Percutaneous 3D Bunion Correction System. To address bunions with a co-existing arthritic great toe joint, we began the full commercial release, also in the second half of 2025, of the SpeedMTP® System which combines our SpeedPlate® compressive fixation technology with additive locking screws to provide surgeons with a new option for great toe fusions. In 2025, we also introduced other new products, including advanced surgical instrumentation, additional SpeedPlate configurations and single use osteotomes, and we made strides to reduce cash usage, enhance our sales force, and improve operations.

In 2026, we expect to release other new solutions to make bunion surgeries more efficient, reproducible and precise and look forward to sharing product and business developments with our stockholders in the year ahead.

Culture of Integrity and Focus on Sound Governance

At Treace Medical, we believe a strong culture of integrity and compliance is critically important to building a world-class business. Our board of directors recognizes that a key element of this culture is sound corporate governance. More information about our corporate governance practices is included in our proxy statement.

On behalf of the board of directors, the officers and employees of Treace Medical, I would like to thank our stockholders for their continued support. We look forward to seeing you at the Annual Meeting.

Sincerely,
John T. Treace,

Chief Executive Officer, Chair of the Board and Founder

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY given that the 2026 Annual Meeting of Stockholders (the "Annual Meeting") of Treace Medical Concepts, Inc., a Delaware corporation (the "Company"), will be held by means of a virtual webcast at 11:00 a.m., Eastern Time, on Tuesday, May 19, 2026 for the following purposes:

Voting Items
•
To elect three Class II directors to serve for a three-year term of office expiring at the 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

• To approve, on an advisory, non-binding basis, the compensation of our named executive officers;
• To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
• To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These proposals are more fully described in the proxy statement following this Notice.

The board of directors of the Company recommends that you vote "FOR" the election of the three nominees to serve as Class II directors of the Company, "FOR" the advisory approval of the compensation of our named executive officers, and "FOR" the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2026.

The board of directors has fixed the close of business on March 23, 2026, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED December 31, 2025, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE "QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING" SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors,

Scot M. Elder

Chief Legal and Compliance Officer, Corporate Secretary

April 6, 2026

YOUR VOTE IS IMPORTANT.

Please vote via the mail, internet or telephone.

Internet: www.proxyvote.com

Phone: 1-800-690-6903

Important Notice Regarding the Internet Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on May 19, 2026 at 11:00 am ET via live webcast at www.virtualshareholdermeeting.com/TMCI2026.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended

 December 31, 2025 are available at http://materials.proxyvote.com/89455T.

TABLE OF CONTENTS

1	About the Meeting	29	Executive Officers
		30	Executive Compensation
2	Questions and Answers about these Proxy Materials and Voting	30	Compensation Discussion and Analysis
8	Board of Directors and Corporate Governance	41	Summary Compensation Table
		42	Grants of Plan-Based Awards
		44	Outstanding Equity Awards at 2025 Fiscal Year-End
8	Directors and Nominees	46	Options Exercised and Stock Vested
12	Family Relationships	47	Executive Compensation Arrangements
12	Board Composition	48	Potential Payments upon Termination or Change in Control
13	Meetings of our Board of Directors and Committees
		49	Pay Ratio Disclosure
13	Board Committees	50	Pay Versus Performance
16	Corporate Governance Matters
21	Corporate Responsibility	53	Equity Compensation Plans
23	Director Compensation	54	Certain Relationships and Related Party Transactions
25	Matters to Come before the Annual Meeting
		55	Stock Ownership
25	Proposal No. 1: Election of Directors	57	Stockholder Proposals for 2027 Annual Meeting of Stockholders
26	Proposal No. 2: Advisory Vote on Executive Compensation
		58	Delivery of Documents to Stockholders Sharing an Address
27	Proposal No. 3: Ratification of Selection of Independent Registered Public Accounting Firm
		58	Other Matters

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 19, 2026

ABOUT THE MEETING

We have sent you this proxy statement and the enclosed proxy card because our board of directors (the "Board") is soliciting your proxy for the 2026 Annual Meeting of Stockholders (the "Annual Meeting") of Treace Medical Concepts, Inc., a Delaware corporation (the "Company", "TMCI", "we", "us" or "our") and at any adjournment or postponement of the meeting for the purposes described in this proxy statement and the accompanying Notice of 2026 Annual Meeting of Stockholders.

•
This proxy statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•
The proxy is the means by which you authorize another person to vote your shares in accordance with your instructions.

The Annual Meeting will occur on May 19, 2026 at 11:00 a.m., Eastern Time, in a virtual meeting via live webcast on the internet. If you held shares of our common stock as of the close of business on the record date, March 23, 2026, (the "Record Date"), you are invited to attend the meeting at www.virtualshareholdermeeting.com/TMCI2026 and vote on the proposals described in this proxy statement. There will be no physical meeting location.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of common stock held in their names, and we may reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

On or about April 6, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the "Internet Notice") to our stockholders. The Internet Notice provides instructions on how to access the proxy materials over the internet, including our proxy statement, Notice of 2026 Annual Meeting of Stockholders, proxy card and our Annual Report on Form 10-K for the year ended December 31, 2025 ("2025 Annual Report"). The Internet Notice will also describe how to vote by mail, telephone or online and, if desired, how to receive a printed set of proxy materials. If you requested your materials via email, the email contains voting instructions and links to the materials on the internet. In addition, we have provided brokers, dealers, banks, voting trustees, and their nominees, at our expense, with additional copies of our proxy materials and the 2025 Annual Report so that they can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. You may obtain, free of charge, a copy of the 2025 Annual Report (excluding exhibits and documents incorporated by reference) by writing to Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081 Attention: Corporate Secretary or by emailing us at legal@treace.net. Copies of exhibits will be provided upon request. The 2025 Annual Report is also available in the "Financials & Filings" section of our website at https://investors.treace.com.

2026 PROXY STATEMENT	1

About the Meeting

Questions and Answers about these Proxy Materials and Voting

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?

Under rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Internet Notice. The Internet Notice will instruct you as to how you may access and review the proxy materials on the internet and, if desired, how to request a printed set of proxy materials. In addition, by following the instructions in the Internet Notice, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that these rules allow us to conserve natural resources and reduce our costs of printing and delivering proxy materials, while providing a convenient method for stockholders to access the materials and vote.

To request that a full set of the proxy materials be sent to your specified postal address, you may use any of these three methods: (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. Please have your proxy card in hand when you access the website or call and follow the instructions provided. Please submit such request by May 5, 2026.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notice to ensure that all your shares are voted.

What is the date, time and place of the Annual Meeting?

The Annual Meeting will be held on Tuesday, May 19, 2026, beginning at 11:00 a.m., Eastern Time. We are pleased to announce that this year’s Annual Meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TMCI2026 and entering the 16-digit control number included in the Internet Notice, on your proxy card or in the instructions that accompanied your proxy materials. There will be no physical meeting location.

What am I voting on?

There are three matters scheduled for a vote at the Annual Meeting:

•
Proposal No. 1—To elect three Class II directors named in this proxy statement to serve for a three-year term of office expiring at the 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified;
•
Proposal No. 2—To approve, on an advisory, non-binding basis, the compensation of our named executive officers; and
•
Proposal No. 3—To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

For Proposal No. 1, you may vote "For All" the director nominees to the Board, "Withhold All" your votes for the director nominees to the Board, or vote “For All Except” the director nominees written on the line indicated on the proxy card.

For Proposal No. 2, you may vote "For" the proposal, "Against" the proposal or “Abstain” from voting on the proposal.

For Proposal No. 3, you may vote "For" the ratification, "Against" the ratification, or “Abstain” from voting on the ratification.

What if another matter is properly brought before the Annual Meeting?

If any other matters are properly brought before the Annual Meeting and you have properly submitted a proxy, the persons named in the accompanying proxy as proxy holders, Mark L. Hair and Scot M. Elder, will have the discretion to vote all proxies on such matters for you. As of the date of this proxy statement, the Board does not know of any other properly submitted business to be presented for consideration at the Annual Meeting. If any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates, if any, as may be nominated by the Board.

2

About the Meeting

What are the Board's recommendations?

Our Board recommends that you vote

"FOR" the election of Lance A. Berry, Elizabeth S. Hanna, and Jane E. Kiernan as Class II directors

(Proposal No. 1);

"FOR" the approval, on an advisory, non-binding basis, of the compensation of our named executive officers (Proposal No. 2); and

"FOR" the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3).

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on March 23, 2026, the Record Date for the Annual Meeting, are entitled to receive notice of, and to participate in and vote at, the Annual Meeting. As of the Record Date, there were 64,784,436 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Internet Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as "stockholders of record."

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in "street name," and the Internet Notice was forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. If you wish to vote your shares at the Annual Meeting rather than submitting a voting instruction form to your broker, follow the instructions from your broker. Beneficial owners are also invited to attend the Annual Meeting.

What are the voting rights of the holders of our common stock?

Holders of common stock are entitled to one vote per share on each matter that is submitted to stockholders for approval.

How can I vote my shares without attending the Annual Meeting?

The procedures for voting depend on whether you are the stockholder of record or a beneficial owner in which your common shares are held by a bank, broker or other nominee (referred to as being held in "street name").

If you are a stockholder of record, you may submit a proxy by telephone, via the internet, or by mail, as follows:

•
Submitting a Proxy by Telephone: You can submit your proxy by dialing toll-free 1-800-690-6903 and following the recorded instructions. You will be asked to provide the company number and 16-digit control number from the Internet Notice or proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on May 18, 2026 to be counted.
•
Submitting a Proxy via the Internet: You can submit your proxy over the internet by following the instructions on the Internet Notice or proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on May 18, 2026 to be counted.
•
Submitting a Proxy by Mail: If you requested a proxy card or that proxy materials be mailed to you, you will receive a proxy card. You can submit your proxy by completing and signing the separate proxy card you received and mailing it in the accompanying prepaid and addressed envelope. Your proxy card must be received by May 18, 2026 to be counted.

By casting your vote in any of the three ways listed above, you are authorizing the individuals named in the proxy to vote your shares in accordance with your instructions. All shares that have been properly voted, and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If your shares are held in the name of a broker, bank or other nominee, please follow their instructions for voting your shares. If you are a beneficial owner and do not provide the organization that holds your shares with any voting instructions,

2026 PROXY STATEMENT	3

About the Meeting

then such organization that holds your shares may generally vote your shares in their discretion on “routine” matters, but cannot vote your shares on “non-routine” matters. For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker, bank or other nominee with voting instructions, what happens?”

If you are a beneficial owner and wish to vote at the Annual Meeting, you must obtain your 16-digit control number to access the meeting as a stockholder. If you haven’t received a 16-digit control number, you should contact your broker, bank or other nominee to obtain your control number or otherwise vote through such broker, bank or other nominee.

Can I change my vote after submitting my proxy?

Yes. Proxies may be revoked at any time before they are exercised at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
Vote again on a later date by telephone or internet (only your last telephone or internet proxy will be counted) by 11:59 p.m., Eastern Time, on May 18, 2026;
•
Submit a properly signed proxy card with a later date that is received by May 18, 2026;
•
Send a timely, written notice that you are revoking your proxy to our Corporate Secretary at 100 Palmetto Park Place, Ponte Vedra, FL 32081 that is received by May 18, 2026; or
•
Attend the Annual Meeting and vote online. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares held beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or other nominee following the instructions it has provided, or, if you have obtained a 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials, by attending the Annual Meeting and voting online.

How are votes counted?

Votes will be counted by the inspector of election, Broadridge Financial Solutions, Inc. ("Broadridge"), appointed for the Annual Meeting, who will separately count as follows:

•
for Proposal No. 1, votes "For," "Withhold" and broker non-votes;
•
for Proposal No. 2, votes "For" and "Against," as well as abstentions and broker non-votes; and
•
for Proposal No. 3, votes "For" and "Against," as well as abstentions.

If you are a stockholder of record, your executed proxy card is returned directly to Broadridge for tabulation. If you hold your shares through a bank or broker, your bank or broker returns one proxy card to Broadridge on behalf of all its clients.

What constitutes a quorum?

The presence at the meeting, in person or by remote communication, or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, there were 64,784,436 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, then either the chair of the meeting or a majority in voting power of the stockholders entitled to vote at the meeting, present in person or by remote communication, or represented by proxy, may adjourn the Annual Meeting to another date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, via the internet, by mail or online at the Annual Meeting, your shares will not be voted.

4

About the Meeting

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted as recommended by the Board.

If I am a beneficial owner of shares held in street name and I do not provide my broker, bank or other nominee with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, then such broker may generally vote your shares in their discretion on "routine" matters, but cannot vote on "non-routine" matters.

Proposal No. 3, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, is considered a routine matter. A broker, bank or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 3.

Proposal No. 1, the director election, and Proposal No. 2, the advisory vote on executive compensation, are considered non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that nominee will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a "broker non-vote." Therefore, broker non-votes may exist in connection with Proposals No. 1 and No. 2. Broker non-votes count for purposes of determining whether a quorum is present.

How many votes are needed to approve each proposal?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of "FOR" votes will be elected as Class II directors.	Votes withheld and broker non-votes will have no effect.
Proposal No. 2: Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers	The majority of the votes cast.	Abstentions and broker non-votes will have no effect.
Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm.	The majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

How can I attend the Annual Meeting online?

To join the Annual Meeting online, visit www.virtualshareholdermeeting.com/TMCI2026 and log in as a "stockholder" with your 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you do not have a control number, please contact your bank, broker or other nominee as soon as possible so that you can be provided with one. See "What if I did not receive a 16-digit control number?" at page 6 below for more instructions.

2026 PROXY STATEMENT	5

About the Meeting

When can I join the virtual Annual Meeting?

The meeting will begin promptly at 11:00 a.m., Eastern Time, on Tuesday, May 19, 2026. You may access the meeting platform beginning at 10:45 a.m., Eastern Time, and we encourage you to join in advance of the meeting start time to allow sufficient time to log in and confirm your connection and audio are working properly.

Can I ask questions during the virtual Annual Meeting?

Yes. If you are logged in as a "stockholder" at the virtual Annual Meeting, you will have an opportunity to submit questions live via the internet during a designated portion of the virtual Annual Meeting. Once you are logged in, type your question into the question box and click "submit."

Subject to time constraints, we intend to answer questions pertinent to the Company and meeting matters submitted by stockholders during the Annual Meeting that comply with our rules of conduct for the Annual Meeting, which will be posted on the meeting website during the meeting.

How do I vote during the virtual Annual Meeting?

You will have an opportunity to vote your shares electronically during a designated portion of the virtual Annual Meeting after logging in as a "stockholder" with your 16-digit control number at www.virtualshareholdermeeting.com/TMCI2026. Whether or not you plan to join the Annual Meeting, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What if I lost my 16-digit control number?

You will be able to log into the virtual Annual Meeting as a guest. To join the meeting webcast, visit www.virtualshareholdermeeting.com/TMCI2026 and register as a guest. If you log in as a guest, you will not be able to vote your shares or ask questions during the meeting.

What if I did not receive a 16-digit control number?

If you are a beneficial owner of shares held in street name and did not receive a 16-digit control number on the Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials, please contact your broker, bank or other nominee well in advance of the Annual Meeting for instructions on how to obtain a 16-digit control number and access the virtual meeting as a "stockholder." Instructions should also be provided on the voting instruction form provided by your broker, bank or other nominee. Without first obtaining your 16-digit control number and logging in as a "stockholder," you will still be able to attend the meeting by logging in as a guest, however, you will not be able to vote your shares or ask questions during the meeting.

What if I have technical difficulties?

On the meeting day, if you have trouble accessing the virtual meeting platform or encounter other technical difficulties with the platform before or during the meeting, please call the technical support number posted on the Annual Meeting login page at www.virtualshareholdermeeting.com/TMCI2026. Technical support information will also be available on www.virtualshareholdermeeting.com/TMCI2026 prior to the meeting day.

Will a list of stockholders be available for inspection prior to and during the meeting?

Yes. A list of stockholders will be available at our headquarters at 100 Palmetto Park Place, Ponte Vedra, FL 32081 for a period of ten days before the Annual Meeting for inspection by any stockholder. In addition, the list will be available for inspection online during the virtual Annual Meeting if you logged in as a "stockholder" with your 16-digit control number.

6

About the Meeting

Who pays for costs relating to the proxy materials and Annual Meeting?

The costs of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Stockholders and the enclosed Annual Report and proxy card, along with the cost of posting the proxy materials on a website, will be borne by us. In addition to the use of mail, our directors, officers and regular employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries or stipends. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended report on Form 8-K to disclose the final results.

When are stockholder proposals due for next year’s Annual Meeting?

Stockholders wishing to include proposals in the proxy materials in relation to our annual meeting of stockholders to be held in 2027 under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") must submit the proposal in writing so that it is received by the Company on or before December 7, 2026. Proposals should be addressed to Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081, Attention: Corporate Secretary. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2027 annual meeting of stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Under our amended and restated bylaws (the "Bylaws"), in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy materials as described above, or to nominate a director, you must do so no earlier than January 19, 2027, and no later than February 18, 2027; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after May 19, 2027, a stockholder must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 22, 2027.

2026 PROXY STATEMENT	7

Board of Directors and Corporate Governance

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

DIRECTORS AND NOMINEES

Class II Director Nominees for Election to a Three-Year Term Expiring at the 2029 Annual Meeting of Stockholders

Lance A. Berry

Mr. Berry has served as a member of our Board since October 2022. Since December 2023, he has served as Executive Vice President, Chief Financial Officer of Artivion (NYSE: AORT), a cardiac and vascular surgery company focused on aortic disease. In August 2025, his title with Artivion was changed to Executive Vice President, Chief Operating Officer and Chief Financial Officer. From April 2002 until its acquisition by Stryker Corporation (NYSE: SYK) in November 2020, Mr. Berry worked for Wright Medical Group, Inc., joining in 2002 as Vice President, Corporate Controller and being promoted to various roles culminating in the roles of Senior Vice President, Chief Financial Officer from December 2009 to January 2019 and Executive Vice President, Chief Financial and Operations Officer from January 2019 to November 2020. Before joining Wright Medical, he was an accountant in the auditing division of Arthur Andersen, LLP, from 1995 to 2002. He served on the board of directors of Vapotherm (OTCQX: VAPO), a publicly traded developer and manufacturer of advanced respiratory technology, from January 2020 to September 2024. Mr. Berry holds both a bachelor’s degree and a master’s degree in accounting from the University of Mississippi and is a certified public accountant (current status inactive).

Qualifications

We believe that Mr. Berry is qualified to serve on our Board due to his extensive financial and managerial experience as a senior financial executive of publicly traded medical device companies, as well as his experience serving on the board of directors of other medical technology companies.

Age	Tenure
53	3.5 Years
Committees • Audit

Elizabeth "Betsy" S. Hanna

Ms. Hanna has served as a member of our Board since October 2021. In March 2024, Ms. Hanna was appointed President & US General Manager of Cyted Health, Inc., a provider of genomic diagnostic tests for diseases of the esophagus. From March 2022 to September 2023, Ms. Hanna served as Executive Vice President and Chief Commercial Officer of Agendia, Inc., a provider of molecular diagnostic test solutions. She served as President and Chief Executive Officer and a board member of Clinical Genomics, Inc., a provider of cancer diagnostic solutions, from January 2019 to March 2022. From October 2018 until her promotion, she was Chief Commercial Officer of Clinical Genomics. From December 2014 to September 2018, she served as President and Chief Operating Officer of Origin, Inc., a clinical-stage biotech company. From 2006 to April 2014, Ms. Hanna held positions of increasing responsibility at Johnson & Johnson (NYSE: JNJ), including most recently as Vice President, Global Strategic Marketing – Acuvue Brand from October 2012 to April 2014. She also served as a member of the Global Management Board for J&J Vision Care from October 2012 to April 2014. Ms. Hanna holds a BS in Chemical Engineering from the University of Illinois and an MBA from Harvard Business School.

Qualifications

We believe that Ms. Hanna is qualified to serve on our Board due to her experience at developing company strategies, operational plans, leadership teams, and performance management systems to commercialize innovative medical therapies, including as a chief executive officer.

Age	Tenure
61	4.5 Years
Committees • Compensation • Nominating and Corporate Governance

8

Board of Directors and Corporate Governance

Jane E. Kiernan

Ms. Kiernan has served as a member of our Board since October 2022. Ms. Kiernan has served as the Chief Executive Officer and a member of the board of directors of Surgimatix, Inc., a privately held medical device company, since February 2022. In addition, she served as Interim Chief Financial Officer from March 2023 to September 2025. Prior to her role as Chief Executive Officer, Ms. Kiernan served as Surgimatix's Chief Business Officer from May 2020 until February 2022. In January 2018, Ms. Kiernan co-founded K2 Biotechnology Ventures, an organization engaged in developing and commercializing university and medical center innovations. From October 2010 to May 2017, Ms. Kiernan served as the Chief Executive Officer of Salter Labs Inc., a manufacturer of specialty respiratory and airway management medical devices. From 2000 to 2010, Ms. Kiernan held executive and general management positions with Baxter Healthcare Corporation (NYSE: BAX). Ms. Kiernan serves on the board of Pharmazz, Inc., a private biopharmaceutical company, and AVeta Medical Ltd., a private medical device company. She previously served on the board of directors of Axonics, Inc. (NASDAQ: AXNX), a publicly traded global leader in incontinence therapies acquired by Boston Scientific in 2024; Endologix, Inc. (OTC: ELGXQ), a publicly traded provider of minimally invasive treatments of aortic disorders; and American Medical Systems (NASDAQ: AMMD), a publicly traded life sciences company acquired by Endo Pharmaceuticals. Ms. Kiernan holds a BS in business from Southern Methodist University.

Qualifications

We believe that Ms. Kiernan is qualified to serve on our Board due to her experience as an executive, including as a chief executive officer, leading medical device companies, as well as her experience serving on the board of directors, and audit and compensation committees of other medical technology companies.

Age	Tenure
65	3.5 Years
Committees • Compensation

2026 PROXY STATEMENT	9

Board of Directors and Corporate Governance

Class III Directors whose terms in office expire at the 2027 Annual Meeting of Stockholders

John K. Bakewell

Mr. Bakewell has served as a member of our Board since November 2020. He is an experienced executive with more than 30 years of service across the medical device, diagnostics, specialty pharma and healthcare services sectors. He most recently held the position of Chief Financial Officer of Exact Sciences Corporation (NASDAQ: EXAS), a molecular diagnostics company. Mr. Bakewell also previously served as Chief Financial Officer at Lantheus Holdings, Inc. (NASDAQ: LNTH), a diagnostic medical imaging company, Interline Brands, Inc., RegionalCare Hospital Partners, Inc., Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, Cyberonics, Inc., now part of LivaNova PLC (NASDAQ:LIVN), Altra Energy Technologies, Inc. and ZEOS International, Ltd. Mr. Bakewell has served as a member of the board of directors of Xtant Medical Holdings, Inc. (NYSE MKT: XTNT), a medical device company, since February 2018. Mr. Bakewell also previously served as a member of the board of directors of Neuronetics, Inc. (NASDAQ: STIM), a medical technology company, from May 2020 until May 2024, Entellus Medical, Inc., now part of Stryker Corporation (NYSE: SYK), ev3 Inc., now part of Medtronic plc (NYSE: MDT) and Corindus Vascular Robotics, Inc., now a Siemens Healthineers company. Mr. Bakewell holds a BA in Accounting from the University of Northern Iowa and is a certified public accountant (current status inactive).

Qualifications

We believe that Mr. Bakewell is qualified to serve on our Board due to his extensive financial and managerial experience as a senior executive of several publicly traded medical technology companies, as well as his experience serving on the board of directors of other medical technology companies.

Age	Tenure
64	5.5 Years
Committees • Audit (Chair) • Nominating and Corporate Governance

John T. Treace

Mr. Treace founded Treace Medical Concepts in 2014 and has served as our Chief Executive Officer and a member of our Board since our inception. He became the Chair of our Board in May 2025. Before founding the Company, Mr. Treace served as Senior Vice President of U.S. Sales and Global Marketing from January 2010 to January 2013, as Vice President, Biologics and Extremities, from January 2003 to December 2009, as Senior Director of Biologics Marketing from July 2001 to June 2003, and as Senior Director of Sales Administration from November 2000 to June 2001 for Wright Medical Group, Inc., a medical device company, which was acquired by Stryker Corporation (NYSE: SYK) in November 2020. Before that, Mr. Treace held positions at Xomed Surgical Products, Inc., including as Director of Marketing from June 1998 to September 2000 and as Senior Product Manager from April 1996 to June 1998. From July 2010 to July 2013, Mr. Treace served on the board of directors of ENTrigue Surgical, which was acquired by Arthrocare Corporation. Mr. Treace holds a BS in Finance from Seattle University.

Qualifications

We believe Mr. Treace is qualified to serve on our Board due to his extensive knowledge as our Company’s founder and Chief Executive Officer, his prior commercial and general management experience with a market-leading, publicly traded foot and ankle medical device company, and his prior experience as a board member for ENTrigue Surgical.

Age	Tenure
54	12 Years
• Chief Executive Officer, Chair of the Board, and Founder

10

Board of Directors and Corporate Governance

Class I Directors whose terms in office expire at the 2028 Annual Meeting of Stockholders

Lawrence W. Hamilton

Mr. Hamilton has served as a member of our Board since November 2020. Mr. Hamilton has served as an Executive Coach and Senior Adjunct Faculty with the Leadership Development Institute at Eckerd College since September 2008. From July 1993 to July 2006, Mr. Hamilton served in various roles at Tech Data Corporation, most recently as Senior Vice President, Human Resources and Chief Human Resources Officer. From 1991 to 1993, Mr. Hamilton served as Vice President of Human Resources and Administration at Linvatec. From 1985 to 1991, Mr. Hamilton served in a variety of human resource management positions at Bristol-Myers Squibb Company (NYSE: BMY). Mr. Hamilton has also previously served as a member of the board of directors of Wright Medical Group, Inc., which was acquired by Stryker Corporation (NYSE: SYK) in November 2020, and HomeBanc Mortgage (NYSE: HBMC). Mr. Hamilton holds a BA in Political Sciences from Fisk University, an MPA (Labor) Policy from the University of Alabama and an Ed.S. in Human Resources Development from George Washington University. Mr. Hamilton is a certified Senior Professional in Human Resources and holds the Certified Compensation Professional designation from the American Compensation Association and the Board Certified Coach credential from the Center For Credentialing and Education.

Qualifications

We believe that Mr. Hamilton is qualified to serve on our Board due to his experience in managing employees, establishing compensation policies and guidelines, and serving in board committee roles.

Age	Tenure
68	5.5 Years
Committees • Audit • Compensation (Chair)

Deepti Jain

Ms. Jain has served as a member of our Board since October 2021. From January 2019 to December 2020, Ms. Jain served as the President of IngenioRx, Inc., a subsidiary of Anthem, Inc. (NYSE: ANTM). From 2014 to 2018, Ms. Jain served as Senior Vice President and Chief Operating Officer of Anthem Pharmacy Solutions, a division of Anthem, Inc. Ms. Jain served as Chief Financial Officer and Senior Vice President of Finance of the Health Plan Division of Medco Health Solutions Inc. from 2010 to 2012. Ms. Jain served as a member of the board of directors, audit committee, and compliance and reimbursement committee of Tactile Systems Technology, Inc. (NASDAQ: TCMD), a publicly traded medical device company, from January 2021 to May 2023. Ms. Jain holds a BA in Philosophy and Classical Music from Dayanand Anglo Vedic College, an MA in English Literature from Guru Nanak Dev University and an MBA from Zicklin School of Business at Baruch College.

Qualifications

We believe that Ms. Jain is qualified to serve on our Board due to her experience in launching fast-growing businesses, including as a chief financial officer and chief operating officer, her expertise in the healthcare industry, and her service on the board of directors of other publicly traded medical device companies.

Age	Tenure
58	4.5 Years
Committees • Audit • Nominating and Corporate Governance (Chair)

2026 PROXY STATEMENT	11

Board of Directors and Corporate Governance

FAMILY RELATIONSHIPS

There are no family relationships among any of our executive officers or directors. Each of our executive officers serves at the discretion of our Board and holds office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal.

BOARD COMPOSITION

Director Independence

As of the date of this proxy statement, our Board consists of seven members. Under the Nasdaq Global Market listing requirements (the "Listing Rules"), independent directors must comprise a majority of a listed company’s board of directors within a specified period of time after listing on the Nasdaq Stock Market. The Listing Rule's definition of an independent director includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in any of various types of business dealings with us.

As required by the Listing Rules, our Board has made a subjective determination as to the independence of each of the directors and determined that directors Bakewell, Berry, Hamilton, Hanna, Jain, and Kiernan, representing six of our seven directors, are independent directors under the Listing Rules. Our Board also previously determined that Richard W. Mott, who retired as a member of the Board on November 5, 2025, was an independent director under the Listing Rules. Our Board reviews the independence of each director at least annually. During these reviews, the Board considers transactions and relationships between each director, and his or her immediate family and affiliates, and our Company and its management to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. This review is based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with our Company, including our management.

We believe that a majority of our directors and the composition of our Board meets the requirements for independence under current Listing Rules and SEC requirements. As required by the Listing Rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. We intend to comply with any future governance requirements to the extent they become applicable to us.

Classified Board of Directors

In accordance with our amended and restated certificate of incorporation as currently in effect (our "Certificate of Incorporation"), our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election or until their earlier death, resignation or removal. Our directors are divided among the three classes as follows:

•
Our current Class I directors are Lawrence W. Hamilton and Deepti Jain, and their terms will expire at our annual meeting of stockholders to be held in 2028.
•
Our current Class II directors are Lance A. Berry, Elizabeth S. Hanna, and Jane E. Kiernan and their terms will expire at the 2026 Annual Meeting. If re-elected to serve as directors at the Annual Meeting as further described in Proposal No. 1 below, the new terms of Lance A. Berry, Elizabeth S. Hanna and Jane E. Kiernan will expire at our annual meeting of stockholders to be held in 2029.
•
Our current Class III directors are John K. Bakewell and John T. Treace, and their terms will expire at our annual meeting of stockholders to be held in 2027.

Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms, together with the requirement that stockholders may remove our directors only for cause with a two-thirds vote and the inability of stockholders to call special meetings, may have the effect of delaying or preventing a change in control or management of the Company.

12

Board of Directors and Corporate Governance

MEETINGS OF OUR BOARD OF DIRECTORS AND COMMITTEES

Our Board held nine meetings during 2025 and acted by unanimous written consent four times. In 2025, the Audit Committee met five times and acted by unanimous written consent once; the Compensation Committee met six times and acted by unanimous written consent six times; and the Nominating & Corporate Governance Committee (the "NCG Committee") met four times and acted by unanimous written consent once.

During 2025, each director attended at least 75% of the aggregate total number of meetings of the Board and the committees on which he or she served. We encourage our directors to attend our annual meetings of stockholders. Eight of the nine individuals who were directors at the time of our 2025 annual meeting held on May 20, 2025 attended the meeting.

BOARD COMMITTEES

Our Board has established a standing Audit Committee, Compensation Committee, and NCG Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee has adopted a written charter that satisfies applicable requirements of the Listing Rules and SEC regulations. The charters are posted in the "investors" area of our website under the "Corporate Governance" topic with the heading "Documents and Charters" at https://investors.treace.com/corporate-governance/documents-charters.

This reference to our website address and all other references to our website in this proxy statement do not incorporate by reference into this proxy statement the information contained at or available through our website, and you should not consider it to be a part of this proxy statement. The inclusion of our website address in this proxy statement is an inactive textual reference only.

2026 PROXY STATEMENT	13

Board of Directors and Corporate Governance

Audit Committee

All committee members meet the heightened independence and experience requirements applicable to Audit Committee members under the Listing Rules and SEC regulations. Further, each of Mr. Bakewell and Mr. Berry is an "audit committee financial expert" as defined under applicable rules of the SEC. Our Board has assessed whether all members of the Audit Committee meet the composition requirements of the Listing Rules, including the requirements regarding financial literacy and financial sophistication. Our Board found that each of the members of the Audit Committee has met the financial literacy and financial sophistication requirements under SEC regulations and the Listing Rules.

Primary Responsibilities

Under its charter, the Audit Committee responsibilities include:

•
appointing, determining the engagement, approving the compensation of and assessing the qualifications and independence of our independent auditor;
•
reviewing and discussing with management and the independent auditor our annual and quarterly financial statements and related disclosures;
•
discussing with management and the independent auditor the Company's process for assessing the adequacy and effectiveness of the Company's internal controls;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and for the confidential and anonymous submission of complaints regarding questionable accounting or auditing matters;
•
overseeing policies and processes to manage major risk exposures that may affect our financial statements, operations, reputation or business continuity, including enterprise-level risk assessments, investment policies, insurance programs and the reliability and security (including cybersecurity) of our information systems and technology (but excluding exposures from regulatory and compliance risks delegated to the NCG Committee and from compensation risks delegated to the Compensation Committee) and discussing with management the steps taken to monitor and mitigate these risks;
•
reviewing and approving all related party transactions;
•
reviewing and discussing with management, the independent auditor, and the senior internal auditor the scope of and plans for internal audits;
•
reporting regularly to the Board regarding the Audit Committee's activities;
•
annually reviewing and reassessing the Audit Committee charter; and
•
periodically performing an evaluation of the Audit Committee’s performance.

Chair John K. Bakewell
Other Members Lance A. Berry Lawrence W. Hamilton Deepti Jain
Independent: 100% Meetings in 2025: 5 Actions by Consent: 1 2025 Meeting Attendance: 100%

14

Board of Directors and Corporate Governance

Compensation Committee

Each of the members of our Compensation Committee is independent as defined in the Listing Rules, is a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act and is an "outside director" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The Compensation Committee reviews and evaluates, at least annually, the performance of the Compensation Committee and its members.

Primary Responsibilities

Under its charter, the Compensation Committee’s responsibilities include:

•
establishing and administering the annual incentive programs for the chief executive officer and other members of senior management;
•
annually reviewing the compensation of our chief executive officer and our other executive officers and recommending to the independent members of our Board the compensation of our chief executive officer;
•
reviewing and making recommendations to our Board with respect to director compensation;
•
overseeing and administering our equity incentive plans;
•
reporting regularly to the Board regarding the Compensation Committee's activities;
•
annually reviewing and reassessing the Compensation Committee charter; and
•
periodically performing an evaluation of the Compensation Committee’s performance.

Chair Lawrence W. Hamilton
Other Members Elizabeth "Betsy" S. Hanna Jane E. Kiernan Richard W. Mott (from Jan to Nov 2025)
Independent: 100% Meetings in 2025: 6 Actions by Consent: 6 2025 Meeting Attendance: 91%

Nominating and Corporate Governance Committee

Each of the members of our NCG Committee meet the independence requirements of the Listing Rules relating to NCG Committee independence.

Primary Responsibilities

Under its charter, the NCG Committee’s responsibilities include:

•
identifying individuals qualified to become Board members and recommending to the Board the nominees for election to the Board at the next annual meeting of stockholders; provided that for so long as the NCG Committee is not composed of all independent members, the independent members of the Board approve the nomination of directors;
•
recommending to the Board for its approval directors to serve as members of each committee and the Chair of each committee;
•
monitoring compliance with our code of business conduct and ethics;
•
overseeing our policies and programs related to compliance with laws and regulations;
•
reviewing hotline reports and compliance investigations (other than reports related to accounting, internal accounting controls, fraud or auditing matters), "whistleblower" reporting and non-retaliation policies;
•
receiving information about current and emerging risks and regulatory and enforcement trends, governmental inquiries or third-party claims;
•
developing and recommending to our Board corporate governance guidelines;
•
overseeing and recommending to our Board our practices, policies, strategies and reporting on environmental, social and governance matters; and
•
overseeing the evaluation of our Board and its committees and management.

Chair Deepti Jain
Other Members John K. Bakewell Elizabeth "Betsy" S. Hanna James T. Treace (from Jan to May 2025) Richard W. Mott (from May to Nov 2025)
Independent: 100% Meetings in 2025: 4 Actions by Consent: 1 2025 Meeting Attendance: 95%

2026 PROXY STATEMENT	15

Board of Directors and Corporate Governance

CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines

We believe that good corporate governance is important to ensure that, as a public company, we will be managed for the long-term benefit of our stockholders. We and our Board have reviewed the corporate governance policies and practices of other public companies, as well as those suggested by various authorities in corporate governance. We have also considered the provisions of the Sarbanes-Oxley Act and the rules of the SEC and the Nasdaq Stock Market.

Based on this review, our Board has taken steps to implement many of these provisions and rules. In particular, we have adopted written corporate governance guidelines that provide the framework for our corporate governance, along with our Certificate of Incorporation, Bylaws, committee charters and other key governance practices and policies. Our corporate governance guidelines cover a range of topics including, but not limited to, independence of the Board, executive sessions, director qualification standards, board access to senior management and independent advisors, meeting attendance, service on other boards, board and committee self-evaluation, compensation and succession planning. The NCG Committee is responsible for reviewing and reassessing, from time to time as it deems appropriate, the adequacy of our corporate governance guidelines and recommending any proposed changes to the Board for approval. A copy of our corporate governance guidelines is available in the "investors" area of our website under the "Corporate Governance" topic with the heading "Documents and Charters" at https://investors.treace.com/corporate-governance/documents-charters.

Code of Conduct

We have also adopted a written code of conduct that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of conduct is available in the "investors" area of our website under the "Corporate Governance" topic with the heading "Documents and Charters" at https://investors.treace.com/corporate-governance/documents-charters. We will disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements.

We believe that a culture of integrity and compliance is critically important to fulfilling our mission. All employees and directors are expected to conduct business with high standards of business ethics. Each employee and director receives our code of conduct which emphasizes our four core values of Integrity, Courage, Excellence and Collaboration.

•
Integrity means that we are honest and always do the right thing for our customers, employees and stockholders.
•
Courage means that we take accountability and avoid surprises – that we tell the bad news first, not last.
•
Excellence means that we have a passion for what we do, that we realize that medical education is at the heart of what we do, that we have a sense of urgency to win every day and that we seek to create true, lasting value.
•
Collaboration means that we enlist the willing cooperation of others, that we surround ourselves with high performers, that we maintain an employee-friendly environment and that we have fun doing our job.

We cultivate an inclusive, open-door culture and have provided employees with many avenues to raise questions or concerns, without fear of retaliation, harassment, discrimination, or other inappropriate behavior, including anonymously reporting through a hotline accessible by phone or over the internet.

Insider Trading Compliance Policy

We have also adopted an insider trading compliance policy that governs the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing requirements of Nasdaq. A copy of our insider trading compliance policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

16

Board of Directors and Corporate Governance

Board Leadership Structure

Our Board established the following leadership structure in 2025:

Current Board Leadership Structure
John T. Treace Chief Executive Officer and Chair of the Board	John K. Bakewell Lead Independent Director

Key Responsibilities	Key Responsibilities
• Leading the Company's operations • Setting the Company's business strategies • Shaping the Board's areas of focus	• Consulting with the CEO and management • Advising on board agendas and governance • Building consensus among the independent directors

John T. Treace currently serves as our Chief Executive Officer and Chair of the Board; and John K. Bakewell serves as lead independent director. Based on the recommendation of our NCG Committee and approval of our Board, John T. Treace became Chair of the Board on May 20, 2025 upon James T. Treace's retirement from the Board. Richard W. Mott served as the Board's lead independent director until his resignation from the Board in November 2025. In December 2025, Mr. Bakewell was appointed as lead independent director. The lead independent director’s responsibilities include, but are not limited to (1) presiding over all meetings of the Board at which the Board Chair is not present, including any executive sessions of the independent directors, (2) providing input and consulting on Board meeting schedules and agendas, (3) being available for and engaging in consultation with the Chief Executive Officer and other members of management, (4) serving as the primary sounding board for the Chief Executive Officer, thereby fostering constructive and efficient communications between the Board and the Chief Executive Officer, and (5) communicating with and building consensus among the independent directors, thereby reducing some of the demands on the Chief Executive Officer’s time.

Our NCG Committee is charged with periodically reviewing the leadership structure of our Board. During 2025, our NCG Committee, Board and independent directors determined that combining the roles of Chief Executive Officer and Board Chair supported the Company's and the Board's focus on the ongoing strategic transformation and that having a separate lead independent director provided additional perspective and assistance to our Chief Executive Officer and Board Chair, enhancing the overall effectiveness of our Board. In reaching this determination, the NCG Committee, Board and independent directors also recognized that John T. Treace founded the Company, has extensive strategic, operational, and executive leadership experience, and has deep knowledge of the medical device market. The determination further reflected that Mr. Treace would be supported in the combined role by the lead independent director. As lead independent director, Mr. Bakewell brings extensive experience as a senior leader and as an advisor to a variety of companies in various stages of development as well as five years of service on our Board, making him a trusted and respected advisor.

Our Bylaws provide our Board with the flexibility to combine or separate the positions of Board Chair and Chief Executive Officer, and our corporate governance guidelines provide for the independent directors to determine whether to elect a lead independent director.

2026 PROXY STATEMENT	17

Board of Directors and Corporate Governance

Role of the Board in Risk Oversight

The diagram below explains the allocation of risk oversight among the Board, its Committees and management.

Full Board of Directors

Our full Board is ultimately responsible for oversight of risks affecting the Company and of management’s development and execution of mitigation strategies to address those risks. In this capacity, the Board has delegated oversight of certain risks to its Committees as described below. Oversight of additional matters of potential risk not expressly delegated remain the province of the full Board.

Audit	Nominating & Corp Governance	Compensation
•
oversee our enterprise risk management and risk assessment processes
•
receive reports from management regarding management's processes and policies to manage, monitor and mitigate our major risk exposures affecting our financial statements, operations, business continuity, including enterprise-level risk assessments, investment policies, insurance programs and the reliability and security (including cybersecurity) of our information systems and technology
•
oversee and discuss with management the Company’s policies and controls relating to information technology, management information systems, and cybersecurity
•
report regularly to the Board on its risk oversight activities

•
oversee compliance programs related to legal and regulatory risks
•
receive reports from management about current and emerging risks and regulatory and enforcement trends, governmental inquiries, and third-party claims
•
review compliance hotline reports and compliance investigations, relevant “whistleblower” reporting and non-retaliation policies, and relevant education and training
•
review and provide recommendations to the Board regarding the Company’s environmental, social and governance-related practices, policies, disclosures and strategies as well as the Company’s public reporting on these matters
•
report regularly to the Board on its risk oversight activities

•
oversee policies to mitigate risks arising from compensation policies and practices, including the policies to recover incentive or equity-based compensation and limiting hedging activities related to Company stock
•
review with management and the Board the succession plans for the CEO and Company officers to ensure adequate levels of talent and development and minimize business disruptions in the event of a change in current leadership
•
generally supervise human capital management practices, including talent recruitment, development and retention; workplace and culture, and employee engagement
•
report regularly to the Board on its risk oversight activities

Role of Management

While the Board and its Committees oversee risk management, the Company’s senior management is responsible for identifying, assessing and mitigating risk on a day-to-day basis. To support the Board in the effective execution of its oversight role, the Company’s Chief Executive Officer and other management team members regularly report to the Board and its Committees on various risks and opportunities facing our business and management’s related strategies. Our Board expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Audit Committee, NCG Committee, Compensation Committee, and the Board.

We believe this division of responsibilities is the most effective approach for addressing the risks we face, and our Board’s leadership structure, which also emphasizes the independence of the Board in its oversight of our business and affairs, supports this approach.

18

Board of Directors and Corporate Governance

Limitation on Liability and Indemnification Matters

Our Certificate of Incorporation and our Bylaws contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"). The DGCL provides that directors of a corporation will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for any:

•
transaction from which the director derives an improper personal benefit;
•
act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payment of dividends or redemption of shares; or
•
breach of a director’s duty of loyalty to the corporation or its stockholders.

These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Certificate of Incorporation and our Bylaws require us to indemnify our directors and officers, in each case to the fullest extent permitted by the DGCL. Our Bylaws also provide that we are obligated to advance expenses (including attorney’s fees and disbursements) incurred by any indemnified person in advance of the final disposition of any action or proceeding, and permits us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law.

We have entered, and expect to continue to enter, into separate agreements to indemnify our directors, executive officers and other employees as determined by our Board. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to our directors, officers and controlling persons under the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. We believe that these provisions of our Bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance that insures our directors and officers against liability for actions taken in their capacities as directors and officers.

We believe that these provisions in our Certificate of Incorporation and Bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. However, the limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damages.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Compensation Committee Interlocks and Insider Participation

During 2025, each of Lawrence W. Hamilton, Elizabeth S. Hanna, and Jane E. Kiernan served on our Compensation Committee, with Mr. Hamilton serving as Chair. Richard W. Mott also served on the Compensation Committee until his resignation from the Board in November 2025. No member of our Compensation Committee was, during 2025, an officer, former officer or employee of the Company or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. During 2025, none of our executive officers served (i) as a member of the Compensation Committee, or other committee serving an equivalent function, of any other entity in which one of its executive officers of such entity served as a member of our Board or our Compensation Committee or (ii) as a director of any other entity in which one of its executive officers of such entity served as a member of our Compensation Committee.

2026 PROXY STATEMENT	19

Board of Directors and Corporate Governance

Board Member Selection

Our NCG Committee is responsible for reviewing with our Board, on an annual basis, the appropriate characteristics, skills and experience required for our Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the NCG Committee, in recommending candidates for election, and our Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:

•
personal and professional integrity;
•
ethics and values;
•
ability to make mature business judgments;
•
experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•
experience as a board member of another company;
•
professional and academic experience relevant to our industry;
•
strength of the candidate's leadership skills;
•
experience in finance and accounting and/or executive compensation practices;
•
time for preparation, participation and attendance at Board and committee meetings;
•
diversity of skills, personal and professional background, perspective and experience relative to other board members; and
•
conflicts of interest.

Currently, our Board evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best oversee and contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. We believe it is important to have a balanced board and are committed to maintaining and building a board with a variety of skills, personal and professional backgrounds, perspectives and experiences.

Directors John K. Bakewell and Lawrence W. Hamilton were recommended to join our Board by several of our existing directors in November 2020 based on their personal experience working with Messrs. Bakewell and Hamilton at other publicly traded medical technology companies. In July 2021, the NCG Committee engaged a third-party search firm to assist in identifying or evaluating potential nominees for director who were female and/or from a diverse cultural background. Directors Elizabeth S. Hanna and Deepti Jain were identified through the third-party search firm. Directors Lance A. Berry and Jane E. Kiernan were recommended to join our Board by several of our existing directors in October 2022 based on their personal experience working with Mr. Berry and Ms. Kiernan at other publicly traded medical technology companies.

As reflected below, our directors expected to continue to serve after the Annual Meeting bring varied viewpoints and perspectives and exhibit a balance of tenure, skills, experiences and backgrounds that we believe enhances the deliberation and decision-making processes of our Board, allowing it to effectively fulfill its oversight function.

20

Board of Directors and Corporate Governance

Communications with the Board

Our Board values the input and insights of the Company’s stockholders, believes that effective communication between the Board and stockholders strengthens the Board’s ability to effectively carry out its oversight function, and consequently, has adopted a stockholder communications policy. Stockholders may communicate with the independent members of our Board, our Board Chair, and any Board Committee Chair, about corporate governance, corporate strategy, board-related matters or other substantive matters that our Corporate Secretary and Board Chair consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: Corporate Secretary, Scot M. Elder, 100 Palmetto Park Place, Ponte Vedra, Florida 32081 or legal@treace.net. The communication must include the stockholder’s name, address, telephone number and email address and a statement of the type and amount of Company securities that the stockholder holds. The Corporate Secretary will review any communications received from stockholders and will forward communications deemed appropriate to the Board or the relevant director(s). Communications that are deemed inappropriate (such as communications involving individual grievances, regarding ordinary business operations, or containing offensive, obscene or abusive content) will not be forwarded. A copy of our stockholder communications policy is available in the "Investors" area of our website under the "Corporate Governance" topic with the heading "Documents & Charters" at https://investors.treace.com/corporate-governance/documents-charters.

Stockholder Recommendations of Director Candidates

Stockholders who wish to recommend individuals to the NCG Committee for consideration as potential director candidates may submit the names of the recommended individuals, together with appropriate biographical information and background materials, to the NCG Committee, c/o Corporate Secretary, Scot M. Elder, 100 Palmetto Park Place, Ponte Vedra, Florida 32081. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the NCG Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

CORPORATE RESPONSIBILITY

Information about our corporate impact and sustainability initiatives is available on our website at https://investors.treace.com/impact. Please note that nothing contained on or accessible through our website, including our corporate responsibility reports or sections thereof, will be deemed incorporated by reference into this proxy statement.

Dedication to Quality and Patient Safety

•
We are committed to designing and delivering safe, effective and high quality products.
•
To meet this commitment, we have deployed a robust quality management system informed by U.S. Food and Drug Administration regulations and ISO 13485 standards and have attained Quality Management System (QMS) certification, ISO 13485.
•
Our supplier qualification process requires suppliers that manufacture our implants and instruments to obtain ISO 13485 certification.

Dedication to Building and Supporting Human Capital

We believe in the value of having a team where employees with a range of experiences and strengths can thrive and achieve their highest potential. We believe this serves as an enabler for obtaining the best ideas, innovating, and creating great outcomes for our customers and their patients. To drive strong business results, we must have the right people in the right roles with great leadership, culture, training and rewards, all aligned with our values and business strategies.

To achieve these goals, we are committed to developing great talent at all levels of the organization: by growing talent internally, hiring great external talent, and fostering bench strength and succession plans throughout the organization. We have a number of initiatives in place to attract, develop and retain great talent in an engaging and rewarding culture. Some of the highlights of our approach are as follows:

2026 PROXY STATEMENT	21

Board of Directors and Corporate Governance

Talent Acquisition

•
As of December 31, 2025, we had approximately 450 full-time employees.
•
As we recruit, we are innovatively expanding external talent pools, actively seeking to source qualified individuals from a broad pool of talent, and we actively seek talent of varied backgrounds and strive to provide a work environment where the best ideas are welcomed from anywhere.

Talent Management and Development

•
Our leadership team participates in an annual talent review and succession planning exercise to identify organizational needs, development opportunities, and potential future leaders.
•
As a result of these efforts and our commitment to providing growth opportunities for our talent,
•
13% of our employees were promoted or took new positions during 2025.
•
Our undesired turnover was less than 7%.
•
Employees participate in annual performance management to provide self-assessments and create plans to support their career objectives.
•
We provide training and other development opportunities to help employees meet their objectives and have launched and expanded several programs that are developing technical skills, leadership skills, and helping our teams and leaders leverage the strengths of their people. In 2025, we continued our highly successful Treace Leadership Development Program, our strengths-based personal and team development programs, and our sales training programs.

Total Rewards

•
Our human capital strategies, initiatives, and outcomes are reviewed on a regular basis with the Compensation Committee.
•
We partner with consulting firms to regularly benchmark our peer group companies and the broader market, and as a result of this analysis, we have implemented rewards practices that we believe allow us to maintain our competitiveness in the market.
•
We also believe strongly in providing employees the opportunity to participate as owners in the Company; this is done through broad-based equity programs granting restricted stock units and stock options (before 2024), with approximately 80% of our employees having received at least one equity grant.

Culture

•
We are committed to delivering an inclusive culture that fosters creativity and innovation, which allows employees to be their best at work. We offer a collegial, collaborative culture supported by competitive, performance-based compensation and benefits, equity awards, career development opportunities, and access to continual growth through live and remote training.
•
We conducted an employee engagement survey in 2024 that showed that 79% of our employees are engaged, which compares favorably with average engagement of 73% of the medical device and biotechnology companies in the benchmark compiled by the independent third-party consulting firm that conducted the engagement survey.
•
We have used these survey results to determine how we can continue to create work environments that energize our employees and enable them to develop and maintain a positive working culture. As part of our work to foster our outstanding culture, the Treace Culture Team of employees from various functions around the business have continued to promote engagement through peer-to-peer recognition programs and by partnering with Company leaders to develop, implement and administer our ongoing quarterly Treace Awards to recognize outstanding employee contributions.

Community Service

•
We participate in a number of team and community-building initiatives, including where functional teams volunteer with local nonprofits and company-wide charitable activities, such as food and toy drives, a partnership with the Heart Walk, and staffing local charity events.

22

Board of Directors and Corporate Governance

Workplace Environment and Safety

•
Protecting the health and safety of our colleagues, agents, visitors, and the communities in which we operate is a business priority and is central to our values.
•
We operate from a state-of-the-art headquarters facility with many features to improve our employees' work experience, including well-equipped training and lab rooms, an onsite cafe, private health and wellness rooms, quiet areas, and collaboration zones.
•
Our Environmental, Health and Safety (EHS) department works to ensure that our organization complies with applicable EHS regulations. Our EHS team has implemented multiple safety programs, regularly performs safety hazard evaluations within our facility, develops and tests action plans for emergencies such as fire response, severe weather threats and shelter-in-place incidents, and trains our employees on maintaining safety in the workplace.

DIRECTOR COMPENSATION

Non-employee Director Compensation Policy

In consultation with Compensia, our independent compensation consultant, and with reference to Compensia’s annual director compensation benchmarking review, our Board has adopted a non-employee director compensation policy which includes cash retainers for Board and committee service, an initial equity grant when the non-employee director first joins the Board (the "initial equity grant") and an annual equity grant awarded to non-employee directors (the "annual equity grant").

Cash Compensation. Effective February 19, 2025, all non-employee directors were entitled to receive the following cash compensation for their service:

•
$45,000 per year for services as a Board member;
•
$50,000 per year additionally for service as Board Chair;
•
$50,000 per year additionally for service as lead independent director;
•
$20,000 per year additionally for service as Chair of the Audit, Compensation or NCG Committee;
•
$10,000 per year additionally for service as an Audit, Compensation or NCG Committee member.

Each annual cash retainer and additional annual fee is paid quarterly in arrears on a prorated basis. Between January 1, 2025 and February 19, 2025, the annual retainers were the same as stated above, but the retainer for the Board Chair was $45,000.

Equity Compensation. Non-employee directors are entitled to receive all types of awards (except incentive stock options) under the 2021 Incentive Award Plan (the "2021 Plan") (or the applicable equity plan in place at the time of grant), including discretionary awards not covered under the non-employee director compensation policy. For 2025, the allocation of director equity awards was revised to grant the awards 100% in restricted stock units. Accordingly, under the non-employee director compensation policy in effect during 2025, nondiscretionary, automatic grants of restricted stock units are made to our non-employee directors as follows:

•
Initial restricted stock unit grant: Upon joining our Board, the director is granted an initial award of restricted stock units with a $300,000 target value, with the number of restricted stock units determined based on the closing price of our common stock on the grant date, rounded up to the nearest whole number.
•
Annual restricted stock unit grant: On the date of each annual meeting of stockholders, the director is granted an annual award of restricted stock units with a $160,000 target value, with the number of restricted stock units determined based on the closing price of our common stock on the grant date, rounded up to the nearest whole number.

Subject to the applicable provisions of the 2021 Plan, (1) the initial restricted stock unit grant will vest as to one-third of the underlying shares on the first, second and third anniversaries of the grant date; and (2) the annual restricted stock unit grant will vest on the earlier of (a) the first anniversary of the grant date or (b) immediately before the next annual meeting of stockholders following the grant date. In each case, vesting is subject to the non-employee director continuing to provide services on the applicable vesting date. Under the non-employee director compensation policy, all restricted stock units granted to members of our non-employee directors will fully vest if the Company experiences a merger or change in control, subject to the applicable non-employee director's continued service as of immediately before such change in control.

2026 PROXY STATEMENT	23

Board of Directors and Corporate Governance

2025 Director Compensation

The following table sets forth information for 2025 regarding the compensation awarded to, earned by or paid to our non-employee directors. Certain directors have elected to decline to receive certain types of director compensation and/or have elected to defer the release of vested restricted stock units until either a fixed future date or their ceasing to serve as a director or the occurrence of a change in control event. Directors who are also our employees receive no additional compensation for their service as directors. During 2025, John T. Treace, who is one of our directors, served as our Chief Executive Officer and, accordingly, did not receive any additional compensation for service as Board Chair and as a director. See "Executive Compensation—Summary Compensation Table" for additional information about the compensation for Mr. John T. Treace for his service as an employee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)

John K. Bakewell	77,174	160,005	237,179
Lance A. Berry	55,000	160,005	215,005
Lawrence W. Hamilton	75,000	160,005	235,005
Elizabeth S. Hanna	65,000	160,005	225,005
Deepti Jain	75,000	160,005	235,005
Jane E. Kiernan	55,000	160,005	215,005
Richard W. Mott(4)	93,029	160,005	253,034
James T. Treace(5)	39,993	—	39,993
(1)
The amounts reported represent the aggregate dollar amount of all fees earned or paid in cash to each non-employee director for their service as a director during 2025, including annual retainers and fees for service in Board and Committee leadership and membership roles. Cash fees are paid quarterly in arrears.
(2)
Amounts shown represent the grant date fair value of restricted stock units granted during fiscal year 2025 as calculated in accordance with the Financial Accounting Standard Board's Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("ASC Topic 718") and the assumptions outlined in Note 11 to our financial statements in our 2025 Annual Report.
(3)
The restricted stock units granted to the directors represent the annual grants of restricted stock units described in the narrative above and will vest on May 19, 2026, the date of the 2026 Annual Meeting, since it is earlier than May 20, 2026, which is the first anniversary of the grant date, subject to the respective director's continued service on the vesting date.
(4)
Director Richard W. Mott resigned from our Board in November 2025. In 2025, he served as a member of the Compensation Committee (from January 2025 to November 2025) and the NCG Committee (from May 2025 to November 2025) and as lead independent director (from January 2025 to November 2025).
(5)
Director James T. Treace elected to decline restricted stock unit grants that would be awarded under the non-employee director compensation policy. He retired from our Board when his term expired at the 2025 annual meeting of stockholders. He served as Chairman of our Board and as a member of the NCG Committee.

The table below shows the aggregate numbers of option awards (all of which are exercisable) and unvested stock awards held as of December 31, 2025 by each non-employee director as of December 31, 2025.

Name	Options Outstanding at Fiscal Year End	Unvested Outstanding Stock Awards at Fiscal Year End

John K. Bakewell	191,607	23,917
Lance A. Berry	59,004	23,917
Lawrence W. Hamilton	191,607	23,917
Elizabeth S. Hanna	82,540	23,917
Deepti Jain	82,540	23,917
Jane E. Kiernan	59,004	23,917
Richard W. Mott	77,430	—
James T. Treace	—	—

24

Matters to Come before the Annual Meeting

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Nominees

Our NCG Committee has recommended, and our Board has approved, Lance A. Berry, Elizabeth S. Hanna, and Jane E. Kiernan, as nominees for election as Class II directors at the Annual Meeting. If elected, Mr. Berry, Ms. Hanna and Ms. Kiernan will serve as Class II directors until our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified. Each of the nominees is currently a director of our Company. For information concerning the nominees, please see the section entitled "Board of Directors and Corporate Governance."

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted "FOR" the election of Lance A. Berry, Elizabeth S. Hanna, and Jane E. Kiernan. We expect that Mr. Berry, Ms. Hanna, and Ms. Kiernan will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Required Vote

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative "FOR" votes will be elected as Class II directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR THE ELECTION OF EACH NOMINEE

UNDER PROPOSAL NO. 1.

2026 PROXY STATEMENT	25

Matters to Come before the Annual Meeting

PROPOSAL NO. 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company has designed its executive compensation to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term stockholder value. We believe that our executive compensation program is designed to reward results relevant to our short-term and long-term success based on both corporate and individual performance.

The Securities and Exchange Commission has adopted requirements commonly referred to as the "Say-on-Pay" rules. As required by those rules, the Company is presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our pay program for our executive officers identified in the Executive Compensation section of this proxy statement by voting for or against the following resolution (a "say-on-pay" vote). While the vote on the resolution is advisory in nature and therefore will not bind us to take any particular action, our Board intends to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding our compensation program. Accordingly, we will ask our stockholders to vote "FOR" the following advisory resolution at the Annual Meeting:

"RESOLVED, that the stockholders approve, on an advisory, non-binding basis, the compensation of the named executive officers, as disclosed in the Executive Compensation section contained in the Company’s proxy statement for the 2026 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission."

Required Vote

This proposal requires the approval of the majority of votes cast. Abstentions and broker non-votes are not considered to be votes cast and accordingly, will have no effect on the outcome of the vote on this proposal.

Unless otherwise determined by our Board, the next say-on-pay vote will be held at our 2027 annual meeting of stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR THE APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

UNDER PROPOSAL NO. 2.

26

Matters to Come before the Annual Meeting

PROPOSAL NO. 3:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Grant Thornton LLP, independent registered public accountants, to audit our financial statements for our fiscal year ending December 31, 2026.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm. However, as a matter of good corporate governance, the Board is requesting that our stockholders ratify the Audit Committee’s and the Board's appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Grant Thornton LLP has served as our independent registered public accounting firm since 2018. The Audit Committee and the Board believe that the continued retention of Grant Thornton LLP as our independent auditor is in the best interests of the Company and its stockholders. The Audit Committee carefully considered the selection of Grant Thornton LLP as our independent auditor. In connection with this selection, the Audit Committee considered whether there should be a rotation of the independent audit firm. The Audit Committee charter requires the Audit Committee to periodically consider whether the independent audit firm should be rotated. In addition to evaluating rotation of the independent auditor, the Audit Committee oversees the selection of the new lead audit partner, and the Audit Committee Chair participates directly in the selection of the new lead audit partner.

If the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

Representatives from Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions at the Annual Meeting.

Required Vote

This proposal requires the approval of the majority of votes cast. Abstentions will have no effect on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton LLP, we do not expect any broker non-votes in connection with this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING December 31, 2026

UNDER PROPOSAL NO. 3.

2026 PROXY STATEMENT	27

Matters to Come before the Annual Meeting

Report of the Audit Committee

The material in the report below is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of TMCI under the Securities Act or the Exchange Act.

Audit Committee Report to Stockholders

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee has recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.

Respectfully submitted,

THE AUDIT COMMITTEE

John K. Bakewell, Chair

Lance A. Berry

Lawrence W. Hamilton

Deepti Jain

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for 2024 and 2025 by Grant Thornton LLP, our independent registered public accounting firm.

	Fiscal Year Ended
	2025	2024
	(in thousands)
Audit Fees(1)	$931.2	$913.7
Audit-Related Fees	—	—
Tax Fees(2)	11.8	85.8
All Other Fees	—	—

Total Fees	$943.0	$999.5
(1)
Audit Fees consist of the aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of our financial statements included in our Form 10-K, reviews of our quarterly reports on Form 10-Q, their report on the effectiveness of our internal controls over financial reporting, and for our Registration Statement on Form S-8.
(2)
Tax Fees in 2024 consist of fees for professional services rendered for tax compliance, tax advice, and tax planning. Tax fees in 2025 consist of fees for professional services rendered for tax compliance and for access to tax-related workpapers. All tax fees incurred subsequent to our initial public offering were pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Grant Thornton LLP. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Grant Thornton LLP is compatible with maintaining the principal accountant’s independence.

28

Executive Officers

EXECUTIVE OFFICERS

Name	Age	Title

John T. Treace	54	Chief Executive Officer, Founder and Board Chair
Mark L. Hair	56	Chief Financial Officer
Scot M. Elder	50	Chief Legal & Compliance Officer, Corporate Secretary
Sean F. Scanlan	44	Chief Innovation Officer
Gaetano M. Guglielmino	56	Chief Commercial Officer

John T. Treace's biographical information is set forth above in the section entitled "Board of Directors and Corporate Governance—Directors and Nominees" in this proxy statement.

Mark L. Hair has served as our Chief Financial Officer since September 2020. From January 2018 to February 2020, Mr. Hair served as the Chief Financial Officer of Restoration Robotics, Inc., a medical device company. From May 2016 to August 2017, Mr. Hair served as the Vice President and Chief Accounting Officer of Zeltiq Aesthetics, Inc., a medical device company, including through its acquisition by Allergan plc in April 2017. From September 2014 to January 2016, Mr. Hair served as the Vice President and Corporate Controller of Thoratec Corporation, a medical device company, including through its acquisition by St. Jude Medical in October 2015. Mr. Hair has also served as Senior Vice President, Finance and Corporate Controller at Diamond Foods, Inc., and also held positions at StoneTurn Group, LLP, and Deloitte, LLP. Mr. Hair holds a BS in Accounting and a Masters of Accountancy from Brigham Young University.

Scot M. Elder has served as our Chief Legal & Compliance Officer, Corporate Secretary since October 2022. He joined the Company as Chief Compliance Officer in October 2021. From May 2019 until October 2021, Mr. Elder served as the Vice President and Chief Ethics and Compliance Officer of Medtronic plc (NYSE: MDT). He spent over 12 years at Medtronic plc in roles of progressively increasing responsibility, including as Vice President, General Counsel for the Restorative Therapies group and as Vice President, Chief Counsel, Compliance & Privacy Officer for the Surgical Technologies business. In addition, he serves on the AdvaMed Steering Committee. Mr. Elder holds a BA in History from the University of Utah and a JD from the University of California, Los Angeles (UCLA) Law School.

Sean F. Scanlan, Ph.D. has served as our Chief Innovation Officer since January 2023. From September 2021 until January 2023, he served as our Senior Vice President, Marketing, and from March 2021 to September 2021, he served as our Senior Vice President, Marketing & Medical Education. From January 2018 to March 2021, Dr. Scanlan served as our Vice President, Marketing & Medical Education, after serving in various marketing roles of increasing responsibility since December 2014. From June 2011 to April 2014, Dr. Scanlan served as Product Development Engineer Advanced Surgical Devices at Smith & Nephew (NYSE: SNN), focusing on product development and early-stage technology assessment. From January 2006 to May 2011, Dr. Scanlan led an interdisciplinary clinical research study at Stanford University, focusing on orthopaedic surgery and engineering and, from October 2009 to May 2011, served as a consultant for Moximed Inc., an early-stage orthopaedics start-up company. Dr. Scanlan holds a BS in Engineering Science (Biomechanics) from the University of Florida and an MS and PhD in Mechanical Engineering (Biomechanical Engineering division) from Stanford University.

Gaetano M. Guglielmino has served as our Chief Commercial Officer since December 2024. Before joining the Company, Mr. Guglielmino was President, Recovery Sciences at Enovis Corporation (NYSE: ENOV), a medical technology company, from January 2023 to December 2024. Before that, he held roles as Vice President Global Marketing, Bracing and Supports at Enovis from March 2021 to January 2023, Vice President of Global Marketing and Medical Education for Lower Extremities at Wright Medical Group Inc. (which was acquired by Stryker Corporation (NYSE: SYK) in November 2020) from April 2017 to March 2021, and held a series of progressively more senior marketing roles culminating as Vice President Marketing, US Vision Care, at Bausch + Lomb from 2012 to 2017. Mr. Guglielmino received his Bachelor of Science in Business & Entrepreneurship and his MBA from the Rochester Institute of Technology.

2026 PROXY STATEMENT	29

Executive Compensation

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

30	Introduction
30	2025 Named Executive Officers
30	2025 Performance and Pay Highlights
31	Compensation Guiding Principles
31	Compensation Design
32	Compensation-Setting Process
33	2025 Executive Compensation Decisions
33	Base Salary
34	2025 Annual Cash Incentive Plan
35	Long-Term Equity Incentive Compensation
38	2026 Executive Compensation Strategies
38	Other Elements of Compensation
38	Compensation-Related Policies

Introduction

This Compensation Discussion and Analysis discusses our compensation philosophy and explains how our executive compensation program is structured to advance our goal of aligning our executives' compensation with the long-term interests of our stockholders. We also explain how the Board’s Compensation Committee determined compensation for our named executive officers (our "NEOs") and the Compensation Committee’s rationale for specific pay decisions. Our NEOs for fiscal year 2025 were as follows:

2025 Named Executive Officers

•
John T. Treace, our Chief Executive Officer, Chair of the Board and Founder ("CEO");
•
Mark L. Hair, our Chief Financial Officer ("CFO");
•
Scot M. Elder, our Chief Legal and Compliance Officer, Corporate Secretary ("CL&CO");
•
Sean F. Scanlan, our Chief Innovation Officer; and
•
Gaetano M. Guglielmino, our Chief Commercial Officer ("CCO").

2025 Performance and pay highlights

At TMCI, we are proud to be advancing the standard of care for the surgical treatment of bunions and related midfoot deformities. Our commercial strategy focusing on rapid product innovations, a bunion-focused direct sales channel, and surgeon education programs, supported by direct-to-patient education and clinical evidence, has made us a leader in the rapidly growing bunion segment of the foot and ankle market.

In 2025, we achieved $212.7 million in annual revenue, an increase of 1.6% compared to the prior year. Our net loss in 2025 was ($59.0) million compared to ($55.7) million in 2024. Our Adjusted EBITDA loss improved by 64% to a loss of ($3.9) million in 2025, compared to a loss of ($11.0) million in 2024. For a reconciliation of GAAP net loss to Adjusted EBITDA, see Appendix 1. Our active surgeons increased 6% year-over-year to a record 3,337 active surgeons at year-end.

2025 was a year of business transformation as we implemented our strategy to advance from a Lapiplasty-focused company into a comprehensive bunion solutions company. To address the evolving needs of surgeons and patients, we began the full commercial release of our new systems for minimally invasive osteotomies and arthritic great toe joints in the third quarter of 2025, continued to advance the IntelliGuide® platform for patient-specific bunion surgeries, expanded our SpeedPlate® and sterile instrument portfolios with multiple new offerings, and entered the biologics market. In 2025, we

30

Executive Compensation

also reduced operating expenses and cash usage. While we made significant progress toward our strategic plans, ultimately our short-term performance metrics fell short of our challenging goals, and our annual cash incentive for the CEO and other NEOs with respect to 2025 was determined to be 0% of target.

In 2025, we continued to emphasize the performance-based elements of our annual executive compensation program in our annual equity grant mix with performance stock units (with vesting aligned to our relative total stockholder return compared to other companies in our industry) accounting for 50% of our CEO's annual grant mix and accounting for 25% of our NEO's annual grant mix. We also offered specific incentives to certain executives responsible for leading important initiatives, including three of our NEOs as discussed in more detail below. To continue to evolve our policies and practices in light of corporate performance and strategy and to closely tie our NEOs' interests with stockholders, in 2025 we (1) reduced targeted annual equity values, (2) implemented new stock ownership guidelines, and (3) focused our 2025 annual incentive bonus plan on only two financial goals: revenue and Adjusted EBITDA (before bonus).

Compensation Guiding Principles

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. The objectives of our compensation programs are to:

•
Provide competitive compensation to attract, motivate and retain top talent;
•
Directly and substantially link short-term rewards to measurable corporate and individual performance; and
•
Provide long-term rewards based on creating and sustaining stockholder value.

Compensation Design

The compensation program for our NEOs in 2025 was structured as shown below.

Type of Compensation	Compensation Component	Terms/Matrix	Purpose
Fixed, annual	Salary	Competitive amount that reflects the executive’s skill set, experience, role, and responsibilities	Compensate NEOs for day-to-day performance
Performance-based, annual	Annual cash incentive award	Payouts vary based on performance against prescribed targets for: • Revenue (60%)(1) • Adjusted EBITDA (40%)	Motivate NEOs to achieve short-term financial and strategic performance goals
Variable, long-term	Restricted stock units ("RSUs") • 50% of target grant value for the CEO • 75% of target grant value for other NEOs	RSUs vest 25% on each of the first four anniversaries of the grant date so long as the recipient remains employed by the Company	Motivate NEOs to remain with the Company and align their interests with those of our stockholders
Performance-based, long-term	Performance stock units ("PSUs")(2) • 50% of target grant for the CEO • 25% of target grant value for other NEOs	Payouts, if any, vary based on our three-year relative total shareholder return ("TSR") compared to the S&P Health Care Equipment Select Index	Motivate NEOs to achieve long-term performance goals and align their interests with those of our stockholders
	PSUs for certain officers	PSUs are earned for completion of specific objectives by that officer and then vest over specific periods of service (as discussed below)	Special, non-recurring award to retain and motivate certain NEOs to accomplish specific objectives
(1)
The weighting for revenue was 100% in the case of the supplement performance bonus for the CCO as discussed below under the heading "2025 Supplemental Performance-Based Incentive for Mr. Guglielmino."
(2)
The weightings do not apply to special incentives granted to certain NEOs as discussed below under the heading "Special Performance-Based Incentives for Certain NEOs."

2026 PROXY STATEMENT	31

Executive Compensation

Compensation-Setting Process

Role of the Compensation Committee. The Compensation Committee is responsible for establishing and administering the annual incentive programs for the NEOs, overseeing and administering our equity incentive plans, and setting the target total direct compensation opportunities for the NEOs other than the CEO. The Compensation Committee recommends the target total direct compensation opportunity for our CEO to the independent members of our Board for their approval.

Role of Outside Consultants. From time to time, the Compensation Committee may use outside compensation consultants to assist it in analyzing our compensation programs and in determining appropriate levels of compensation and benefits. The Compensation Committee first engaged Compensia, Inc., a national compensation consulting firm, to provide advice on compensation before TMCI became a publicly traded company. Since that time, Compensia also has advised the Compensation Committee regarding the selection of a comparator group of peer companies to use for analyzing various compensation design structures and trends, and preparing an analysis of competitive market levels of cash and equity compensation for our executives (as well as our non-employee directors and other employees) based on current market practices.

Compensia reports directly to the Compensation Committee and did not provide any non-compensation-related services to TMCI in 2025. Compensia has affirmed its independence on executive compensation matters. The Compensation Committee has evaluated Compensia on each of the six independence factors established by the SEC and the applicable Nasdaq listing standards, and based on this assessment, the Compensation Committee determined that the engagement of Compensia does not raise any conflict of interest or similar concerns.

The Compensation Committee has evaluated the independence of its other outside advisors, including outside legal counsel, considering the same independence factors, and concluded that their work for the Compensation Committee does not raise any conflict of interest.

Role of Management. In performing its responsibilities, the Compensation Committee consults with members of our management, including our CEO, our CFO and our Chief Human Resources Officer. Management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s recommendations and viewpoints with respect to adjustments to target total direct compensation opportunities, program structures, and other compensation-related matters for our NEOs, other than with respect to the CEO’s own compensation. Our CEO is not present during any deliberations or decision-making regarding his own compensation.

Role of Competitive Market Data. The Compensation Committee approves a compensation comparator group annually, the data from which is used by Compensia to prepare a competitive market analysis for its review. Our comparator group includes direct competitors as well as a broader mix of medical device, medical equipment, and health care technology companies. To determine the 2025 comparator group, the screening criteria considered companies in the medical device, medical equipment, and health care technology industry with similar levels of revenues and market capitalization. The companies comprising the 2025 comparator group were as follows:

Alphatec Holdings	LeMaitre Vascular	Quanterix
AtriCure	Nevro	RxSight
Atrion	OrthoPediatrics	SI-BONE
AxoGen	Outset Medical	Silk Road Medical
Axonics	Paragon 28	STAAR Surgical Company
Castle Biosciences	PROCEPT BioRobotics	Tactile Systems Technology
Inari Medical	Pulmonx	TransMedics Group

For 2026, after reviewing an analysis prepared by and the recommendations of Compensia, the Compensation Committee decided to adjust the comparator group by removing five companies and adding four new companies that better reflected the relevant selection criteria. The companies comprising the 2026 comparator group are as follows:

Alphatec Holdings	LeMaitre Vascular	Quanterix
AngioDynamics*	NeuroPace*	RxSight
AtriCure	OrthoPediatrics	SI-BONE
AxoGen	Outset Medical	STAAR Surgical Company
Butterfly Network*	Paragon 28	Tactile Systems Technology
Castle Biosciences	PROCEPT BioRobotics	TransMedics Group
Inogen*	Pulmonx

* Added for 2026

Atrion, Axonics, Inari, Nevro and Silk Road, each of which had been acquired, were removed from the comparator group.

32

Executive Compensation

The Compensation Committee uses the analysis based on data drawn from our compensation comparator group to evaluate the competitive market when determining the target total direct compensation opportunities for our executive officers, including salary, target short-term annual cash incentive award opportunities and long-term equity incentive compensation opportunities.

Setting Target Total Direct Compensation. The Compensation Committee conducts an annual review of the compensation arrangements of our NEOs, typically during the first quarter of each fiscal year. As part of this review, the Compensation Committee evaluates salaries, annual cash incentive opportunities, long-term equity incentive opportunities and all performance criteria associated with such incentives. In developing its decisions and recommendations, the Compensation Committee aims to provide market competitive target total direct compensation opportunities, taking into consideration the competitive market analyses discussed above. In addition to market competitiveness, the Compensation Committee also considers various other factors, including the scope and complexity of each executive's role; each executive's experience, qualifications, and skills; historic compensation levels; corporate performance against our financial, operational and strategic objectives; individual performance as compared to our expectations and objectives; our desire to motivate our NEOs to achieve results that contribute to our long-term success and are in stockholders’ best interests; internal pay equity; and the retention risk (and replacement cost) of each NEO. These factors provide a framework for decision-making regarding compensation opportunities and final compensation determinations for each NEO. No single factor is determinative in the Compensation Committee’s decision-making, or weighted in any predetermined manner.

Previous Say-on-Pay Vote. In setting the form and amount of compensation for our NEOs, the Compensation Committee also considered the results from our most recent non-binding, advisory stockholder vote on the compensation of our NEOs (a “Say-on-Pay vote”) as well as feedback received from stockholders throughout the year. 94.5% of the votes cast by our stockholders that voted at our 2025 annual meeting of stockholders voted to support our 2024 executive compensation program. Based on this support, the Compensation Committee did not make any fundamental changes to our executive compensation program in 2025. We are conducting a Say-on-Pay vote on the compensation of our NEOs at the 2026 Annual Meeting (see Proposal No. 2). The Board and the Compensation Committee will continue to consider stockholder feedback and the results of our Say-on-Pay votes when making compensation decisions for our executive officers, including our NEOs, in the future.

2025 Executive Compensation Decisions

Base Salary

The Compensation Committee approves salaries for the NEOs, other than our CEO, and makes recommendations to the independent members of our Board on our CEO’s salary for their approval.

The salary payable to each NEO is intended to provide a fixed component of compensation that reflects the executive’s skill set, experience, role, and responsibilities. Salaries are generally established in the first quarter of each fiscal year, but our Board and Compensation Committee may adjust base salaries from time to time in their discretion, typically after considering recent performance, changes to roles and responsibilities, and market, industry and peer trends information. In making these decisions for 2025, the Compensation Committee considered the factors described in "Compensation-Setting Process" above and reviewed an analysis of competitive market data drawn from the compensation comparator group as approved for use in 2025. The following table sets forth the base salaries of each of our NEOs as of March 2025, when our Compensation Committee (or for the CEO, the independent members of our Board) approved the salary adjustments, and includes the prior salaries in effect before such adjustment, and the percentage amount of such adjustment for our NEOs.

Executive	March 2025 Salary	Prior Salary	% Change

John T. Treace	$760,000	$728,000	4.4%
Mark L. Hair	$512,500	$495,000	3.5%
Scot M. Elder	$435,000	$415,000	4.8%
Sean F. Scanlan	$450,000	$425,000	5.9%
Gaetano M. Guglielmino(1)	$440,000	$440,000	0.0%
(1)
Since Mr. Guglielmino began employment with us in December 2024, his salary was not adjusted in March 2025.

2026 PROXY STATEMENT	33

Executive Compensation

2025 Annual Cash Incentive Plan

Our NEOs each participate in the annual cash incentive plan that provides for cash awards based on achievement of pre-established annual performance goals, as established by our Compensation Committee and confirmed by our Board.

Target Opportunities. Each NEO’s annual bonus opportunity is stated as a percentage of salary. The target short-term annual cash incentive award opportunities for our executive officers, including our NEOs, were recommended to the Compensation Committee by our CEO (except with respect to his own target short-term annual cash incentive award opportunity), and approved by the Compensation Committee (or for the CEO, the independent members of our Board). The determination of target short-term annual cash incentive award opportunities for 2025 was based on the factors described in "Compensation-Setting Process" above and a review of an analysis of competitive market data drawn from the compensation comparator group as approved for use in 2025. After consideration of his responsibilities, tenure, market data and other relevant information, the Compensation Committee increased the target bonus percentage for the CFO from 50% to 65% of base salary. For 2025, the NEOs’ bonus opportunities were as follows:

Executive	2025 Target Bonus (%)	2025 Target Bonus ($)

John T. Treace	100%	760,000
Mark L. Hair	65%	333,125
Scot M. Elder	50%	217,500
Gaetano M. Guglielmino	50%	220,000
Sean F. Scanlan	50%	225,000

Performance Metrics. Our 2025 annual cash incentive plan provided for short-term incentive compensation to be earned based upon achievement of performance goals for revenue growth and Adjusted EBITDA (before bonus).

Performance Metric	Weighting	Why this Metric was chosen
Revenue		Key financial metric used by investors to evaluate the Company's growth and adoption of our products
Adjusted EBITDA (before bonus)		Key financial metric used by investors to measure the Company's path to profitability and ability to meet its debt service obligations

For each performance metric, the Compensation Committee, after consultation with the management team, established threshold, target, and maximum performance goals, as shown below.

Metric	Weight	Minimum Payout	Minimum Achievement Percentage	Target (in millions) (100% payout)	Maximum Payout	Maximum Achievement Percentage

Revenue(1)	60%	33.33%	92.5%	$236.56	150%	107.5%
Adjusted EBITDA (before bonus)(2)	40%	37.50%	87.5%	$15.00	150%	110.0%
(1)
Revenue is our GAAP revenue as reported in our financial statements.
(2)
Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net loss before depreciation and amortization expense, interest income, interest expense, taxes, share-based compensation expense, acquisition-related costs, restructuring costs, customer credit loss, litigation costs, and debt extinguishment loss. For purposes of the 2025 annual incentive plan, the Adjusted EBITDA metric also excludes corporate bonus expense under this annual incentive plan.

34

Executive Compensation

2025 Performance Results and Payouts. Our Compensation Committee determined in early 2026 the performance results for purposes of the 2025 annual cash incentive plan as shown below.

Metric	Weight	Target (100% payout) ($ in millions)	Results ($ in millions)	Achievement (% of target)	Weighted payout

Revenue	60%	$236.56	$212.69	Below threshold	0%
Adjusted EBITDA (before bonus)	40%	$15.00	$(1.90)	Below threshold	0%
Final Payout					0.0%

Based on these results, in early 2026 the Compensation Committee (and for our CEO, the independent members of our Board) confirmed that no annual cash incentive awards would be paid to the NEOs for 2025.

2025 Supplemental Performance-Based Incentive for Mr. Guglielmino. During 2025, Mr. Guglielmino, our CCO, participated in a supplemental bonus program providing for an additional cash bonus of $75,000 if our 2025 revenue was 101.7% of target and a maximum bonus payment of $300,000 if our 2025 revenue was 104.43% of target (with linear interpolation between 101.7%-104.43%). The purpose of the supplemental bonus program was to further align Mr. Guglielmino’s total compensation and bonus program with similarly situated executives at the Company’s compensation comparator group. Since the Company's revenue did not achieve the threshold performance level, Mr. Guglielmino did not receive the supplemental bonus payment for 2025.

Long-Term Equity Incentive Compensation

Annual Long-Term Incentive Awards. The Compensation Committee generally approves equity awards to the NEOs every year in the first fiscal quarter. Long-term incentive compensation opportunities in the form of equity awards are approved by the Compensation Committee (except for the CEO, whose equity awards are approved by the independent members of our Board). The target grant value, number of shares, and forms of such equity awards are determined by the Compensation Committee after considering the factors described in "Compensation-Setting Process" above and reviewing an analysis of competitive market data drawn from the compensation comparator group as approved for use in 2025. As shown below, for 2025, our CEO was granted RSUs and PSUs in equal proportions. Our eligible NEOs (other than the CEO) received the target value of their equity grants in RSUs (75%) and PSUs (25%). In view of his initial equity award upon his appointment as our CCO in 2024, Mr. Guglielmino was not eligible to receive an equity award in the first quarter of 2025.

Executive	RSUs (#)	PSUs (#)	Target Grant Value ($)(1)

John T. Treace	225,000	225,000	$3,600,000
Mark L. Hair	187,500	62,500	$2,000,000
Scot M. Elder	127,500	42,500	$1,360,000
Sean F. Scanlan	140,625	46,875	$1,500,000
(1)
Actual grant date fair value of awards as reported in the 2025 Summary Compensation Table may differ from the target grant values disclosed in this table, based on fluctuations in our stock price between the time that the awards are considered and approved by the Compensation Committee and the actual date of grant and the applicable financial reporting requirements. See the footnotes to the 2025 Summary Compensation Table for more information about the grant date fair value of the RSUs and PSU awards.

Restricted Stock Units. 25% of the RSUs will vest on each of the first four anniversaries of the grant date subject to the recipient's continued service with the Company on the applicable vesting date.

Performance Stock Units. The PSUs are earned and vest, if at all, based on our relative total shareholder return performance as compared to the S&P Health Care Equipment Select Index over a three-year performance period, with interim earning opportunities after the first and second years of the performance period. The relative return factor for each performance period is calculated based on the following scale:

	TMCI 3-year relative TSR vs. Index	PSU Funding (% of Target)

Max	75th percentile	200%
Target	50th percentile	100%
Threshold	25th percentile	50%

2026 PROXY STATEMENT	35

Executive Compensation

The number of PSUs that are deemed to be earned at the end of each one- and two-year performance period is determined by taking one-third of the NEO’s target PSUs multiplied by the relative return factor for the applicable interim performance period measured as of the end of such interim performance period, although such amount is capped at 100% of one-third of the NEO's target PSUs. The number of PSUs that are earned and vest at the end of the three-year performance period is determined by taking the total number of the NEO’s target PSUs multiplied by the relative return factor for the three-year performance period, and then subtracting any shares of our common stock earned and “banked” for the one-year and two-year performance periods from this resulting product. The total number of shares earned and vested in the one-year and two-year periods is not retroactively adjusted if the three-year calculation, less shares earned in prior periods, is a negative number.

Our relative TSR will be measured based on 30-trading-day average stock price immediately before the beginning of the performance period to the 30-trading-day average stock price at the end of the interim and final performance period, as applicable, measured cumulatively over the given performance period beginning January 1, 2025.

In the event that a change in control (as defined in the 2021 Plan) occurs before the end of the performance period and subject to the applicable NEO’s continued service immediately before the closing of such change in control, then the performance stock units will convert into time-based restricted stock units immediately before the change in control with the number of converted time-based RSUs equal to the greater of (1) the interim earned performance stock units or (2) the number of performance stock units that would have vested based on actual performance using the change in control price. Such converted and now time-based restricted stock units granted in 2025 will then vest on December 31, 2027, subject to the NEO’s continued service through the vesting date.

Regardless of our relative TSR performance, individual payouts (taking into account the performance multiplier and any increases in the stock price) cannot exceed 7.5 times the target value of the recipient’s grant.

Since our relative TSR did not meet 25th percentile for the one-year performance period ending December 31, 2025, none of the target shares were deemed earned at the end of the one-year performance period.

Initial Equity Awards for CCO. When he joined the Company in December 2024, Mr. Guglielmino received an initial equity grant of 330,000 RSUs and a signing bonus consisting of $100,000 in cash and a grant of 33,000 RSUs. In light of these initial equity awards, Mr. Guglielmino did not receive any additional equity awards in 2025.

36

Executive Compensation

Previously Granted in-Cycle Long-Term Equity Awards. As previously disclosed in the proxy statement filed in 2024, in July 2023, we granted PSU awards to our senior management team, including our incumbent NEOs. The actual number of PSUs that would be earned and vest, if any, would be determined in July 2025 based on the Company's TSR relative to the TSR of the S&P Health Care Equipment Select Index. Since our relative TSR did not meet 25th percentile for the two-year performance period ending in July 2025, none of the shares were deemed earned at the end of the performance period, and these PSUs were cancelled.

Similarly, as previously disclosed in our 2025 proxy statement, in January 2024, we granted PSU awards to our senior management team, including our then-incumbent NEOs. Consistent with the PSUs granted in 2025, these PSUs provide for up to one-third of the NEO’s target PSUs to be earned at the end of an interim one-year performance period ending December 31, 2024 and an interim two-year performance period ending December 31, 2025. Since our relative TSR did not meet 25th percentile for either interim performance period, none of these PSU shares have yet been deemed earned.

Special Performance-Based Incentives for Certain NEOs. In September 2025, the Compensation Committee awarded special performance-based equity incentives to Mr. Hair, our CFO, and Mr. Elder, our CL&CO.

Mr. Hair has assumed significant additional work in managing the Company's investor relations and finance and accounting functions in connection with the Company's transformation into a comprehensive bunion solutions company in challenging economic and competitive conditions. Given these factors and Mr. Hair's importance to the success of the Company's transformation, the Compensation Committee determined that a special incentive arrangement for Mr. Hair was necessary and appropriate to retain and compensate him for these additional responsibilities while directly aligning his incentives with the success of these key financial objectives. Accordingly, the Compensation Committee approved the grant to Mr. Hair of 300,000 PSUs, with one-third of the total number of PSUs granted allocated to each of three performance goals (each, a “Performance Goal”). Any earned PSUs are subject to a subsequent service-based vesting requirement as well. PSUs that do not satisfy the Performance Goal by the end of the applicable performance period will be forfeited for no consideration.

•
Performance Goal 1 - Debt Refinancing: One-third of the PSUs would satisfy the first Performance Goal depending on the Company's closing of a debt refinancing, with 100% of these PSUs shares to be earned if the debt refinancing was completed on or before December 31, 2025 and 50% earned if completed on or before March 31, 2026 (as determined by the Compensation Committee). The earned PSUs would then vest at the rate of 25% on April 15, 2026 and 25% on each February 15 of 2027, 2028, and 2029, subject to Mr. Hair's continued service through the applicable vesting date. On April 1, 2026, the Compensation Committee determined that the debt refinancing condition had been met by December 31, 2025, and accordingly, Mr. Hair earned 100,000 of these PSUs, which vest on the dates previously described.
•
Performance Goal 2 - Free Cash Flow: One-third of the PSUs will satisfy the second Performance Goal if the Company achieves a certain free cash flow improvement objective for fiscal year 2026 and, if achieved, will vest at the rate of one-third of such PSUs on each February 15 of 2027, 2028, and 2029, subject to Mr. Hair's continued service through the applicable vesting date.
•
Performance Goal 3 - Revenue Growth: The final one-third of the PSUs will satisfy the third Performance Goal if the Company achieves certain revenue growth levels over fiscal years 2026–2028 and, if achieved, will vest on February 15, 2029, subject to Mr. Hair's continued service through that vesting date.

Upon a change in control (as defined in the 2021 Plan), subject to Mr. Hair’s continued service through the change in control, the Performance Goals not yet satisfied will be deemed satisfied as of immediately before such change in control and the award (to the extent assumed or substituted in the change in control) will convert to a service-based vesting schedule.

Mr. Elder has assumed significant additional work in managing a complex and significant lawsuit, the outcome of which is critical to the execution of our future business objectives. Given these factors and Mr. Elder’s institutional knowledge of the matters involved, the Compensation Committee determined that a special incentive arrangement for Mr. Elder was necessary and appropriate to retain and compensate him for these additional responsibilities while directly aligning his incentives with the successful navigation of this lawsuit. Accordingly, the Compensation Committee approved the grant to Mr. Elder of 300,000 PSUs, which vest 100% on achievement of certain outcomes in the lawsuit, subject to Mr. Elder's continuing to be a service provider through the applicable vesting date. Upon a change in control (as defined in the 2021 Plan) before vesting in full of this equity award, the then-unvested PSUs will vest in full on the 18 month anniversary of the closing of such change in control, subject to Mr. Elder's continued service through such date.

2026 PROXY STATEMENT	37

Executive Compensation

2026 Executive Compensation Strategies

We value the opinions of our stockholders on our executive compensation philosophy, strategies, and actions, as well as related corporate governance matters. As described above, our Board and Compensation Committee considers results of prior Say-on-Pay votes and other stockholder feedback when reviewing our executive compensation program and evaluating its structure and design. Our Board and Compensation Committee strive to be responsive to our stockholders’ observations and policies when making compensation decisions for our executives and ensure we understand and address stockholders' views and concerns. Consistent with these principles, we provide the following information about the Compensation Committee’s preliminary actions in February 2026, which we believe reflect our “pay for performance” philosophy:

2026 Salaries. Based on the Company’s 2025 financial performance, the Compensation Committee determined to maintain the salaries of the NEOs at their 2025 levels.

2026 Annual Cash Incentive Plan. To focus our senior executives on the importance of improving profitability in 2026, the Compensation Committee has approved an annual cash incentive plan with the following design features:

•
The performance goals continue to be revenue, with a 60% weighting, and Adjusted EBITDA (before bonus), with a 40% weighting.
•
The threshold and maximum levels of achievement of the revenue metric and the threshold level of achievement of the Adjusted EBITDA (before bonus) metric have been increased from the levels of achievement required under the 2025 annual cash incentive plan.
•
The plan includes a "governor" on the cash incentive award for our CEO, which provides that the CEO will not receive an annual cash incentive award if payment of the award to the CEO would reduce the Company's Adjusted EBITDA below a pre-established threshold. So long as Adjusted EBITDA after such payment equals or exceeds the pre-established threshold, the annual cash incentive award payable to our CEO will be calculated in accordance with the terms and conditions of the approved 2026 annual cash incentive plan.

2026 Long-Term Equity Incentive Compensation. Based on the Company's 2025 financial performance and after considering projected “burn rates” (share usage) and stockholder dilution, the Compensation Committee decreased the target grant value for 2026 annual long-term incentive awards by more than 50% for the CEO and by more than 25% on average for the other NEOs when compared to the target grant values for these awards in 2025.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits. All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans. We maintain a 401(k) profit-sharing plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs participate in the 401(k) plan on the same terms as other full-time employees. We match employee contributions to the 401(k) plan at a rate equal to 100% of the first 3% of the employee’s pre-tax salary contributed and 50% of any additional contributions up to 5% of the employee’s pre-tax salary, subject to a maximum Company contribution of 4% of the participant’s pre-tax salary per year. Participants become vested in their Company matching contributions 100% immediately after meeting the eligibility requirements for participation. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.

Perquisites and Other Personal Benefits. The Compensation Committee determines perquisites and other personal benefits for our NEOs on a case-by-case basis and will provide a perquisite when it believes it is necessary to attract or retain a particular NEO. Consistent with his offer letter, the Company paid temporary housing expenses for Mr. Guglielmino during 2025, including utilities, of $10,486, and provided a tax "gross up" payment on the temporary housing expenses of $3,212.

Compensation-Related Policies

Clawback Policy. Our clawback policy, which went into effect in October 2023, and complies with the requirements of Exchange Act Rule 10D-1 and the applicable Nasdaq Listing Rules, applies to current or former Section 16 officers. The policy requires us, subject to limited exemptions provided by the Nasdaq Listing Rules, to recoup incentive-based compensation erroneously received after October 2, 2023, and within the three fiscal years preceding the date an accounting restatement is determined to be required. For these purposes, incentive compensation will be considered “erroneously received” if the amount awarded was calculated based on financial information that is later determined to have been wrong.

38

Executive Compensation

Our policy does not require any finding of negligence or fault on the part of a recipient before we recoup erroneously awarded compensation.

Anti-Hedging and Anti-Pledging Policy. Our insider trading compliance policy prohibits our directors, executive officers, and other employees from engaging in hedging transactions, such as zero-cost collars and forward sale contracts, or other inherently speculative transactions with respect to Company securities, such as short sales or transactions in publicly traded put or call options. Our directors, executive officers, and other employees also are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Stock Ownership Guidelines. On February 19, 2025, our Board adopted stock ownership guidelines for our directors (defined in the guidelines to mean any non-employee member of the Board) and executive officers (defined in the guidelines as executive officers under Section 16 of the Exchange Act). Under these guidelines, each director and executive officer should own shares of our common stock having an aggregate value consistent with the following levels:

Participant	Annual Base Pay Threshold
Directors	3X Board Cash Retainer*
Chief Executive Officer	5X Salary
Other Executive Officers	1X Salary

*Excludes fees for Committee or Board leadership service.

Shares of our common stock that count toward the minimum ownership requirement will include

(1)
common stock (including restricted common stock that vests solely based on the passage of time) that are not subject to transfer or other restrictions (other than vesting restrictions) held directly by the individual or immediate family members residing in the same household; held in a grantor trust for the benefit of the individual or immediate family members residing in the same household; or owned by a partnership, limited liability company, trust or other entity to the extent of the individual’s interest (or the interest of immediate family members residing in the same household) if the individual has or shares powers to vote or dispose of the shares;
(2)
common stock subject to outstanding restricted stock unit awards (including vested deferred stock units held under a deferred compensation plan) that vest solely based on the passage of time; and
(3)
common stock acquired under any employee stock purchase or 401(k) plan.

Shares that count toward satisfaction of the minimum ownership requirement will not include (i) shares subject to outstanding and unexercised stock options, whether vested or unvested and whether exercisable or unexercisable; (ii) performance-based vesting restricted common stock or other performance-based incentive awards with respect to the extent applicable performance goals have not been achieved; and (ii) all other forms of derivative securities.

The executive officers and directors are expected to achieve the applicable ownership level no later than December 31, 2030 or, if later, the fifth anniversary of their appointments to such roles. Compliance with the stock ownership guidelines will be measured as of the last trading day before December 31 of each year, beginning December 31, 2030. As of the Record Date, all of our executive officers and directors were still within the five-year accumulation period under the stock ownership guidelines, and therefore in compliance with the stock ownership guidelines.

Equity Award Timing Policies and Practices. In 2025, we did not grant any options to purchase our common stock to any employees, including for our NEOs. Generally, the grant of options and other equity awards are based upon a predetermined schedule each year as a part of the annual compensation process described in the “Long-Term Equity Incentive Compensation” section above. If long-term incentive compensation is determined to be appropriate, our Board, the Compensation Committee or applicable designee approves any annual grants for continuing employees in the first fiscal quarter commensurate with the prescheduled Board and Committee meetings. If applicable, the grant dates of any options are generally selected so as not to be within a short period of time, as described in the SEC’s Staff Accounting Bulletin 120 (“SAB 120”), prior to the release of material nonpublic information (“MNPI”) such as on Forms 8-K, 10-Q or 10-K. Grants of equity awards may occur at other times during the year due to business needs, such as for a newly hired employees or officers or newly appointed Board members. The Board, Compensation Committee, or applicable designee does not anticipate the timing of disclosure of MNPI when determining the timing and terms of such awards, and we do not time the release of MNPI for the purpose of affecting the value of executive compensation. Generally, exercise prices are based on the closing price of the underlying common stock on the grant date, subject to the applicable rules for non-qualified stock

2026 PROXY STATEMENT	39

Executive Compensation

options and incentive stock options under the 2021 Plan. Vesting dates for equity awards typically follow a standard annual vesting cadence based on the anniversary of the original grant date and are not timed to anticipate the release of MNPI.

There were no grants of options to our NEOs in 2025. Accordingly, there were no options granted within four business days before or one business day after the release of MNPI on Forms 8-K, 10-Q or 10-K in 2025, and no table of such option grants is presented under Item 402(x) of Regulation S-K.

Tax and Accounting Considerations

Deductibility of Executive Compensation. Generally, Section 162(m) of the Code (“Section 162(m)”) disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid in any fiscal year to certain specified current and former executive officers. These executive officers include our chief executive officer, chief financial officer, and any employee who is among the three highest compensated executive officers for the taxable year (other than the chief executive officer and chief financial officer), regardless of whether the executive officer is serving at the end of the public company’s taxable year and regardless of whether the executive officer’s compensation is subject to disclosure for the last completed fiscal year under the applicable SEC rules (a “Covered Employee”). In addition, once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.

While we may take into account deductibility of compensation when making compensation decisions, our Compensation Committee believes that stockholder interests are best served if our Compensation Committee retains maximum flexibility to design an executive compensation program that meets stated business objectives. Therefore, our Compensation Committee has approved base salaries and other compensation awards for our executive officers that may not be fully deductible because of the deduction limit of Section 162(m) and expects in the future to approve additional compensation that is not deductible for federal income tax purposes.

Accounting for Stock-Based Compensation. We follow ASC Topic 718 for our stock-based compensation awards. ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.

Compensation Risk Assessment. Our Compensation Committee assesses and considers the potential risks associated with the compensation program for our executive officers and employees. Based upon this assessment, our Compensation Committee believes that our compensation plans, policies and practices for our NEOs and other employees do not create risks that are reasonably likely to have a material adverse effect on our Company.

Compensation Committee Report to Stockholders

The Compensation Committee has reviewed and discussed with management the section entitled “Compensation Discussion and Analysis” contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to our Board that the section entitled “Compensation Discussion and Analysis” be included in this proxy statement.

Respectfully submitted,

THE COMPENSATION COMMITTEE

Lawrence W. Hamilton, Chair

Elizabeth S. Hanna

Jane E. Kiernan

40

Executive Compensation

Summary Compensation Table

The following table sets forth total compensation paid to our NEOs for services performed in 2023, 2024 and 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)

John T. Treace	2025	755,353	—	4,635,000		—	—	14,837	(3)	5,405,190
Chief Executive Officer,	2024	723,410	—	5,768,814		—	89,880	15,056		6,597,160
Founder and Board Chair	2023	684,384	—	5,350,966		1,977,589	393,000	16,696		8,422,635
Mark L. Hair	2025	509,959	—	4,632,250	(4)	—	—	14,837	(5)	5,157,046
Chief Financial Officer	2024	490,082	—	3,327,573		625,822	30,557	11,268		4,485,302
	2023	457,973	—	2,987,977		1,098,837	130,500	11,222		4,686,509
Scot M. Elder	2025	432,096	—	1,677,050	(6)	—	—	14,837	(7)	2,123,983
Chief Legal & Compliance	2024	409,262	—	3,571,932		413,126	150,619	5,676		4,550,615
Officer, Corporate Secretary	2023	376,822	—	2,008,556		659,196	106,750	5,292		3,156,616
Sean F. Scanlan	2025	446,370	—	1,849,688		—	—	14,837	(8)	2,310,894
Chief Innovation Officer	2024	419,262	—	2,189,645		437,956	26,235	12,337		3,085,435
	2023	380,630	—	1,898,436		549,683	109,500	11,629		2,949,878
Gaetano M. Guglielmino	2025	440,000	—	—		—	—	28,536	(9)	468,536
Chief Commercial Officer	2024	37,268	100,000	3,092,760		—	—	70		3,230,098
(1)
The amounts reported represent the aggregate grant-date fair value of the restricted stock units, performance-based restricted stock units or stock options awarded to the NEOs, calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our 2025 Annual Report. For purposes of our annual PSUs, which vest based on the attainment of certain relative total stockholder return metrics (as described in the section above entitled "Compensation Discussion and Analysis—Long Term Equity Incentive Compensation"), the grant date fair value included is based on the probable achievement of such metrics.
(2)
No annual cash incentive amounts were paid under our annual cash incentive plan for 2025, as described in the section above entitled "Compensation Discussion and Analysis—2025 Annual Cash Incentive Plan."
(3)
The amount reported in 2025 for Mr. Treace includes $837 for life insurance premiums and $14,000 for the Company’s match of his contributions to our 401(k) plan, which are available to the NEOs on the same basis as other full-time employees.
(4)
As described in the section above entitled "Compensation Discussion and Analysis—Special Performance-Based Incentives for Certain NEOs," amounts include the grant-date fair value of 300,000 PSUs awarded in September 2025 that are earned based on achievement of the performance-based milestones and then vest based on meeting continued service requirements. The table above includes the grant date fair value determined based on the probable achievement of such metrics, which is also the maximum achievement.
(5)
The amount reported in 2025 for Mr. Hair includes life insurance premiums of $837 and the Company’s match of his contributions to our 401(k) plan of $14,000, which are available to the NEOs on the same basis as other full-time employees.
(6)
The amounts in the table do not include any value for the 300,000 PSUs awarded in September 2025 to Mr. Elder that are earned upon meeting performance conditions related to certain outcomes in the complex and significant lawsuit he is managing. We determined as of the grant date it was not probable, as defined under applicable accounting guidance, that the applicable performance conditions for these PSUs would be achieved and, accordingly, the grant date fair value of these PSUs for purposes of this table is $0. The maximum potential value of these PSUs at the grant date, assuming the performance conditions are achieved in full, is $2,166,000.
(7)
The amount reported in 2025 for Mr. Elder includes life insurance premiums of $837 and the Company’s match of his contributions to our 401(k) plan of $14,000, which are available to the NEOs on the same basis as other full-time employees.
(8)
The amount reported in 2025 for Mr. Scanlan includes life insurance premiums of $837 and the Company’s match of his contributions to our 401(k) plan of $14,000, which are available to the NEOs on the same basis as other full-time employees.
(9)
The amount reported in 2025 for Mr. Guglielmino includes life insurance premiums of $837, temporary housing expenses paid during 2025, including utilities and internet service, of $10,486, tax gross up on the temporary living expenses of $3,212, and the Company’s match of his contributions to our 401(k) plan of $14,000, which are available to the NEOs on the same basis as other full-time employees.

2026 PROXY STATEMENT	41

Executive Compensation

Grants of Plan-Based Awards for 2025

The following table sets forth information regarding grants of plan-based awards to our NEOs during 2025.

		Estimated future payouts under non- equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)		Target (#)		Maximum (#)	All other stock awards: Number of shares of stock or units (#)(3)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and options awards ($)(4)

(a)	(b)	(c)	(d)	(e)	(f)		(g)		(h)	(i)	(j)	(k)	(l)
John T.	—	380,000	760,000	1,140,000	—		—		—	—	—	—	—
Treace	1/22/2025	—	—	—	112,500		225,000		450,000	—	—	—	2,513,250
	1/22/2025	—	—	—	—		—		—	225,000	—	—	2,121,750
Mark L. Hair	—	166,563	333,125	499,688	—		—		—	—	—	—	—
	1/22/2025	—	—	—	31,250		62,500		125,000	—	—	—	698,125
	1/22/2025	—	—	—	—		—		—	187,500	—	—	1,768,125
	9/15/2025	—	—	—	100,000	(5)	300,000	(5)	N/A	—	—	—	2,166,000	(5)
Scot M. Elder	—	108,750	217,500	326,250	—		—		—	—	—	—	—
	1/22/2025	—	—	—	21,250		42,500		85,000	—	—	—	474,725
	1/22/2025	—	—	—	—		—		—	127,500	—	—	1,202,325
	9/15/2025	—	—	—	N/A		300,000	(6)	N/A	—	—	—	—	(6)
Sean F.	—	112,500	225,000	337,500	—		—		—	—	—	—	—
Scanlan	1/22/2025	—	—	—	23,438		46,875		93,750	—	—	—	523,594
	1/22/2025	—	—	—	—		—		—	140,625	—	—	1,326,094
Gaetano M.	—	110,000	220,000	330,000	—		—		—	—	—	—	—
Guglielmino	—	—	75,000	300,000	—		—		—	—	—	—	—
(1)
These columns set forth the potential threshold, target and maximum annual cash bonus awards for each NEO under our 2025 cash incentive program based on each NEO’s annual salary and target bonus percentage for 2025. The threshold amounts assume achievement of the minimum threshold for each of the two performance metrics (33.33% of the revenue metric and 37.5% of the Adjusted EBITDA before bonus metric), resulting in 50% payout. The target amounts assume achievement at the target level for each of the two performance goals, resulting in 100% payout. The maximum amounts assume achievement at the maximum level (107.5% of the revenue metric and 110% of the Adjusted EBITDA before bonus metric), resulting in 150% payout. No cash incentive award for 2025 was paid to the NEOs as set forth in the “Non-Equity Incentive Plan Compensation” column of the 2025 Summary Compensation Table above. These awards are described in further detail above in the section entitled "Compensation Discussion and Analysis—2025 Annual Cash Incentive Plan." For Mr. Guglielmino, this also includes his potential threshold, target and maximum annual cash bonus awards under his supplemental bonus program for 2025. There is no threshold amount, as the minimum payment amount is set forth as the target. The target amounts assume achievement at the target level of 101.7% of target revenue under our annual cash incentive program. The maximum amounts assume achievement at the maximum level (104.43% of the revenue metric under our annual cash incentive program). No supplemental cash incentive award for 2025 was paid to Mr. Guglielmino as set forth in the “Non-Equity Incentive Plan Compensation” column of the 2025 Summary Compensation Table above. These awards are described in further detail above in the section entitled "Compensation Discussion and Analysis—2025 Supplemental Performance-Based Incentive for Mr. Guglielmino."
(2)
The columns set forth the potential threshold, target and maximum number of shares underlying the PSUs granted as of January 22, 2025 that may vest based on the Company's TSR relative to the S&P Healthcare Equipment Select Industry Index over a three-year performance period. The threshold amounts assume that our relative TSR is at the 25th percentile, resulting in the NEO being granted 50% of the target number of shares underlying the PSU. The target amounts assume that our relative TSR is at the 50th percentile, resulting in the NEO being granted the target number of shares underlying the PSU. The maximum amounts assume that our relative TSR is at the 75th percentile, resulting in the NEO being granted 200% of the target number of shares underlying the PSU. This column also includes the PSUs

42

Executive Compensation

granted in September 2025 to (a) Mr. Hair tied to three finance-related objectives and (b) Mr. Elder tied to certain outcomes in the complex and significant lawsuit that he is managing. See the section above entitled "Compensation Discussion and Analysis—Special Performance-Based Incentive for Certain NEOs" and Notes 5 and 6 below for more information.
(3)
The column sets forth the number of RSUs granted to our NEOs in 2025. The RSUs vest over four years from the grant date in 25% annual installments on the first four anniversaries of the grant date, subject to the applicable NEO’s continued service through each applicable vesting date. See the section above entitled "Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation" for more information.
(4)
This column sets forth the grant-date fair value of the PSUs and RSUs awarded to the NEOs in 2025, calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our 2025 Annual Report. For purposes of our annual PSUs, which vest based on the attainment of certain relative total stockholder return metrics (as further described above) or which are earned and vest upon achievement of certain performance and service-based requirements, the grant date fair value included is based on the probable achievement of such metrics. No stock options were granted to the NEOs in 2025. For the special PSUs granted in September 2025 to Mr. Hair, the table above includes the grant date fair value determined based on the probable achievement of such metrics, which is also the maximum achievement. For the special PSUs granted in September 2025 to Mr. Elder, see Note 6 below for more information.
(5)
On September 15, 2025, the Compensation Committee approved a special incentive arrangement with Mr. Hair that granted PSUs for up to 300,000 shares upon achievement of three performance goals related to (a) debt refinancing, (b) 2026 cash flow, and (c) 2026 through 2028 revenue growth and continued service to the Company through certain vesting dates. Based on achievement of the first performance goal of completion of a debt refinancing before December 31, 2025, Mr. Hair satisfied the performance milestone for 100,000 shares, which will vest 25% on April 15, 2026 and 25% on each February 15 of 2027, 2028, and 2029, subject to Mr. Hair's continued service through the applicable vesting date. The amounts reported show the number of RSUs that have already vested as the threshold amount and the full 300,000 PSUs as the target amount; there is no maximum as the target assumes 100% of the PSUs have satisfied the three performance objectives.
(6)
On September 15, 2025, the Compensation Committee approved a special incentive arrangement with Mr. Elder that granted PSUs for 300,000 shares that will vest upon achievement of performance conditions related to outcomes in the complex and significant lawsuit he is managing. The table shows the full 300,000 PSUs as the target number of shares. Threshold and maximum amounts are not applicable to this equity grant. We determined that as of the grant date it was not probable, as defined under applicable accounting guidance, that the applicable performance conditions for these PSUs would be achieved and, accordingly, the grant date fair value of these PSUs for purposes of this table is $0. The maximum potential value of these PSUs at the grant date, assuming the performance conditions are achieved in full, is $2,166,000.

2026 PROXY STATEMENT	43

Executive Compensation

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information regarding outstanding stock options and stock awards held by our NEOs as of December 31, 2025. The market value of the awards is determined by multiplying the number of unvested shares or units by $2.45, the closing price of the Company’s common stock on Nasdaq on December 31, 2025, the last trading day of 2025. For those awards that are subject to performance-based conditions as described in the footnotes below, the number of shares reflects performance assuming achievement at target unless otherwise noted. The equity awards below are subject to certain vesting acceleration provisions as provided in the applicable equity award agreements or an individual agreement with the applicable NEO, as discussed in the sections entitled “Executive Compensation Arrangements” and the “Potential Payments Upon Termination or Change in Control."

	Option Awards						Stock Awards
Name	Vesting Commencement Date(1)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or units of stock that have not vested	Market Value of shares or units of stock that have not vested	Equity Incentive Plan Awards: Number of Shares or units of stock that have not vested	Equity Incentive Plan Awards: Market Value of shares or units of stock that have not vested ($)
John T.	03/08/2022		15,663	5,221	$21.07	3/8/2027	8,468	$20,747	—	—
Treace	03/08/2022		180,425	60,141	$19.15	3/8/2032	—	—	—	—
	03/10/2023		93,450	93,450	$24.07	3/10/2033	41,237	$101,031	—	—
	01/10/2024	(2)	—	—	—	—	133,743	$327,670	178,325	$436,896
	01/22/2025	(3)	—	—	—	—	225,000	$551,250	225,000	$551,250
Mark L. Hair	9/21/2020		320,999	—	$5.84	9/21/2030	—	—	—	—
	10/20/2020		214,000	—	$5.84	10/20/2030	—	—	—	—
	2/02/2021		10,700	—	$7.03	2/2/2031	—	—	—	—
	4/22/2021		93,625	—	$17.00	4/22/2031	—	—	—	—
	3/8/2022		69,075	23,025	$19.15	3/8/2032	2,987	$7,318	—	—
	3/10/2023		51,926	51,924	$24.07	3/10/2033	22,912	$56,134	—	—
	1/10/2024	(2)	26,150	78,450	$13.46	1/10/2034	69,656	$170,657	46,450	$113,803
	8/9/2024	(4)	—	—	—	—	138,173	$338,524	—	—
	1/22/2025	(3)	—	—	—	—	187,500	$459,375	62,500	$153,125
	9/15/2025	(5)	—	—	—	—	—	—	300,000	$735,000
Scot M.	10/25/2021		100,000	—	$22.13	10/25/2031	—	—	—	—
Elder	3/8/2022		16,575	5,525	$19.15	3/8/2032	718	$1,759	—	—
	10/1/2022		35,250	11,750	$22.07	10/1/2032	1,650	$4,043	—	—
	3/10/2023		31,150	31,150	$24.07	3/10/2033	13,750	$33,688	—	—
	1/10/2024	(2)	17,263	51,787	$13.46	1/10/2034	45,975	$112,639	30,650	$75,093
	8/9/2024	(4)	—	—	—	—	86,360	$211,582	—	—
	9/30/2024	(4)	—	—	—	—	133,333	$326,666	—	—
	11/11/2024	(6)	—	—	—	—	—	—	7,775	$19,049
	1/22/2025	(3)	—	—	—	—	127,500	$312,375	42,500	$104,125
	9/15/2025	(6)	—	—	—	—	—	—	300,000	$735,000
Sean F.	1/26/2016		53,500	—	$0.72	1/26/2026	—	—	—	—
Scanlan	1/30/2017		16,875	—	$1.05	1/30/2027	—	—	—	—
	1/23/2018		124,148	—	$1.05	1/23/2028	—	—	—	—
	1/22/2019		33,819	—	$1.57	1/22/2029	—	—	—	—
	4/23/2019		46,992	—	$1.57	4/23/2029	—	—	—	—
	1/21/2020		42,131	—	$4.02	1/21/2030	—	—	—	—
	2/2/2021		29,424	—	$7.03	2/2/2031	—	—	—	—
	4/22/2021		66,875	—	$17.00	4/22/2031	—	—	—	—
	3/8/2022		37,988	12,662	$19.15	3/8/2032	1,643	$4,025	—	—
	10/24/2022		17,250	5,750	$22.79	10/24/2032	850	$2,083	—	—
	3/10/2023		25,976	25,974	$24.07	3/10/2033	11,462	$28,082	—	—
	1/10/2024	(2)	18,300	54,900	$13.46	1/10/2034	48,768	$119,482	32,525	$79,686
	8/9/2024	(4)	—	—	—	—	80,600	$197,470	—	—
	1/22/2025	(3)	—	—	—	—	140,625	$344,531	46,875	$114,844
Gaetano M.	12/1/2024		—	—	—	—	247,500	$606,375	—	—
Guglielmino	12/1/2024		—	—	—	—	24,750	$60,638	—	—

44

Executive Compensation

(1)
Unless otherwise noted, the options, restricted stock and RSUs vest over four years from the grant date in 25% annual installments on the first four anniversaries of the grant date, subject to the applicable NEO’s continued service through the applicable vesting date.
(2)
The Options and RSUs vest in accordance with footnote 1 above. The PSUs vest on December 31, 2026, the end of the three-year performance period, subject to the applicable NEO’s continued service through such vesting date. The number of shares earned (if any) will depend based on the Company's TSR ranking relative to the TSR of the S&P Health Care Equipment Select Index as described in the Compensation Discussion and Analysis section above under the heading "Long-Term Equity Incentive Compensation - Previously Granted in-Cycle Long-Term Equity Awards." The individual PSU award agreements provide that in the event of a change-in-control before December 31, 2026, the Company's relative TSR performance and earned shares will be determined based on the final transaction price at deal closing. Those earned shares then convert to time-based RSUs vesting on December 31, 2026, subject to continued service through such vesting date.
(3)
The RSUs vest in accordance with footnote 1 above. The PSUs vest on December 31, 2027, the end of the three-year performance period, subject to the applicable NEO’s continued service through such vesting date. The number of shares earned (if any) will depend based on the Company's TSR ranking relative to the TSR of the S&P Health Care Equipment Select Index as described in the Compensation Discussion and Analysis section above under the heading "Long-Term Equity Incentive Compensation - Long-Term Equity Incentive Compensation - Performance Stock Units." The individual PSU award agreements provide that in the event of a change-in-control before December 31, 2027, the Company's relative TSR performance and earned shares will be determined based on the final transaction price at deal closing. Those earned shares then convert to time-based RSUs vesting on December 31, 2027, subject to continued service through such vesting date.
(4)
These RSUs vest over three years from the grant date in equal annual installments on the first three anniversaries of the grant date, subject to the applicable NEO’s continued service through each applicable vesting date.
(5)
These PSUs were granted under the special incentive arrangement with Mr. Hair, will be earned depending on achievement of performance goals related to (a) debt refinancing, (b) 2026 cash flow, and (c) 2026 through 2028 revenue growth, and will vest subject to his continued service to the Company through certain vesting dates. See the section above entitled "Compensation Discussion and Analysis—Special Performance-Based Incentives for Certain NEOs" for more information.
(6)
These RSUs were granted under a special incentive arrangement with Mr. Elder and will vest upon achievement of certain performance milestones related to a complex and significant lawsuit, subject to Mr. Elder’s continued service through the applicable vesting date. See the section above entitled "Compensation Discussion and Analysis—Special Performance-Based Incentives for Certain NEOs" for more information.

2026 PROXY STATEMENT	45

Executive Compensation

Options Exercised and Stock Vested

The following table sets forth information regarding options exercised, and the number of shares of common stock acquired upon the vesting of RSUs, in each case, by our NEOs during 2025.

	Option awards		Stock awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)

John T. Treace	—	—	73,670	564,843
Mark L. Hair	—	—	106,749	729,831
Scot M. Elder	—	—	144,691	983,803
Sean F. Scanlan	83,437	511,043	64,782	442,729
Gaetano M. Guglielmino	—	—	90,750	256,823
(1)
Based upon the closing price of a share of our common stock on the date of exercise less the exercise price of the associated stock option multiplied by the number of shares of our common stock exercised.
(2)
Based upon the closing price of a share of our common stock on the date of vesting multiplied by the number of shares of our common stock that vested.

46

Executive Compensation

Executive Compensation Arrangements

NEO Change in Control Severance Agreements

Each of the NEOs is a party to a change in control severance agreement with the Company. Under each of these agreements, if, within a period of three months before or 18 months after a "change in control" (the "change in control period"), we terminate the employment of the applicable NEO without "cause" (excluding by reason of the employee’s death or "disability") or the NEO resigns for "good reason" (as such terms are defined in the applicable NEO’s change in control severance agreement), the NEO is entitled to receive (1) continued payment of the NEO’s annual salary for 12 months (18 months in the case of the Chief Executive Officer), (2) a payment equal to 100% (150% in the case of the Chief Executive Officer) of the NEO’s annual target bonus for the year in which the termination occurs, payable in a lump sum on the first payroll date after the NEO’s release of claims becomes effective, (3) reimbursement of COBRA premiums for 18 months, and (iv) accelerated vesting of each outstanding and unvested equity award (excluding any such awards that vest in whole or in part based on the attainment of performance-vesting conditions) as set forth in the applicable equity plan. Additionally, in connection with any involuntary termination of employment without "cause," death or “disability” or by the NEO with "good reason," the NEO will be entitled to up to $10,000 in outplacement services.

The agreements also provide that if, outside of a change of control period, we terminate the employment of the applicable NEO without "cause" or the NEO resigns for "good reason," the NEO is entitled to receive (1) continued payment of the NEO’s annual salary for 12 months (9 months in the case of senior officers with less than 3 years of service), (2) payment equal to 100% of the NEO’s annual target bonus for the year in which the termination occurs, pro-rated based on the number of days that we employed the NEO during that year, payable at the same time annual bonuses are paid generally to our other executives, and (3) reimbursement of COBRA premiums for 12 months. Additionally, in connection with any termination of employment without "cause," death or "disability" or by the NEO with "good reason," the NEO will be entitled to up to $10,000 in outplacement services.

To be eligible for the severance benefits described above, the NEO must (1) execute a separation agreement and release of claims that becomes effective and irrevocable within 60 days following the NEO’s termination and (2) provide a written attestation that his confidentiality, nonsolicitation and noncompetition agreement is in effect and enforceable.

In the event any payment to the NEO under his change in control severance agreement would be subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), the NEO will receive a lump sum payment equal to 100% of such excise tax, plus an amount equal to the federal and state income tax, FICA, and Medicare taxes (based upon the NEO’s projected marginal income tax rates) on such lump sum payment.

Offer Letter Agreement for Gaetano M. Guglielmino

Mr. Guglielmino entered into an offer letter agreement with the Company when he commenced employment in December 2024. In addition to providing for an annual salary and other compensation and benefits, the offer letter agreement provided for (1) up to $3,000 per month of documented lodging or housing accommodation expenses until he relocates (but not longer than 12 months), (2) travel expenses between his residence in Dallas, TX and Ponte Vedra, FL for up to two return trips per month, (3) reimbursement of reasonable relocation expenses, up to $100,000, (4) a $15,000 allowance for miscellaneous and sundry relocation expenses, and (5) a tax gross-up payment for any taxes owed by Mr. Guglielmino related to reimbursements by us for the relocation, living and travel expenses.

2026 PROXY STATEMENT	47

Executive Compensation

Potential Payments upon Termination or Change in Control

As described above, we have entered into change in control severance agreements with each of our NEOs, and several of our individual award agreements provide for certain treatment upon a change in control as described above. The table below describes the payments that may be made to our NEOs upon certain types of termination events, assuming the termination event occurred on December 31, 2025, the last trading day of 2025 (except as otherwise noted). The table below also discusses certain potential payments on a change in control (assuming in such change in control all outstanding awards are assumed, substituted or continued by the successor entity). Potential payments associated with the PSUs are described in footnote 2 of the following table. Our NEOs are not entitled to any payments and benefits if their employment is terminated for cause or they resign without good reason, retire, or are terminated due to death or disability. Except for the cash and performance equity award to Mr. Elder made in November 2024, we do not have any agreements or other arrangements with our NEOs that provide for payments and benefits solely upon a change in control of the Company without an accompanying termination of employment.

Triggering Event	Cash Severance Payment(1)		Value of Stock Based Rights(2)		Value of Welfare Benefits(3)	Fees and Expenses of Outplacement Firm(4)	Total(5)

John T. Treace
Termination without Cause or with Good Reason	$1,520,000		—		$34,578	$10,000	$1,564,578

Termination without Cause or with Good Reason within 3 months prior to or 18 months after a Change in Control	$2,280,000		$1,988,844		$51,867	$10,000	$4,330,711

Change in Control	—		—		—	—	—

Mark L. Hair
Termination without Cause or with Good Reason	$845,625		—		$32,736	$10,000	$888,361

Termination without cause or with Good Reason within 3 months prior to or 18 months after a Change in Control	$845,625		$2,033,936		$49,104	$10,000	$2,938,666

Change in Control	—		—		—	—	—

Scot M. Elder
Termination without Cause or with Good Reason	$652,500		—		$32,736	$10,000	$695,236

Termination without Cause or with Good Reason within 3 months prior to or 18 months after a Change in Control	$652,500		$1,936,017		$49,104	$10,000	$2,647,621

Change in Control	$375,000	(6)	$19,049	(6)	—	—	$394,049

Sean F. Scanlan
Termination without cause or with Good Reason	$675,000		—		$18,107	$10,000	$703,107

Termination without cause or with Good Reason within 3 months prior to or 18 months after a Change in Control	$675,000		$890,203		$27,161	$10,000	$1,602,364

Change in Control	—		—		—	—	—

Gaetano M. Guglielmino
Termination without Cause or with Good Reason	$550,000		—		$17,199	$10,000	$577,199

Termination without Cause or with Good Reason within 3 months prior to or 18 months after a Change in Control	$660,000		$667,013		$34,399	$10,000	$1,371,411

Change in Control	—		—		—	—	—

(1)
The cash severance payments reflect (i) amounts equal to the NEO's salary for the applicable period required under the change in control severance agreement as described above and (ii) annual cash incentive plan payments required under the change in control severance agreement as described above. The amounts are not discounted to take into account that the salary-related severance amounts are paid over time based on the Company's standard bi-weekly payroll schedule.
(2)
The amounts set forth in this column reflect the value of unvested RSUs, PSUs and stock options held by the NEOs, assuming that a change in control and the NEO's termination of employment without cause or for good reason (as those terms are defined in the change in control severance agreement) occurred on December 31, 2025, the last trading day of

48

Executive Compensation

2025. The value of stock-based rights is calculated using our closing stock price of $2.45 on December 31, 2025. Our PSU award agreements provide that in the event of a change in control before the end of the applicable performance period, the Company's relative TSR performance and earned shares will be determined based on the final transaction price at deal closing, and those shares then convert to time-based RSUs, vesting on the expiration date of the original performance period, but subject to accelerated vesting if the NEO's employment is terminated without cause or with good reason. The amounts reported assume that the final transaction price at deal closing in the change in control has resulted in the Company's relative TSR performance being at the 50th percentile such that the NEO has earned the target number of shares subject to the PSUs and that the vesting of earned PSUs accelerated upon the qualifying termination event as of December 31, 2025. The PSUs awarded to Messrs. Elder and Hair in September 2025 that vest upon the NEO's meeting certain performance conditions and service requirements provide that upon a change in control, subject to the NEO's continued service through the change in control, the performance conditions not yet satisfied will be deemed satisfied as of immediately before such change in control and the award will vest when the continuing service requirements are met. The amounts reported assume that the performance conditions were deemed met immediately before the change of control and vesting of these PSUs accelerated upon the termination event as of December 31, 2025.
(3)
The value of welfare benefit amounts in this column reflects payment of the NEO's applicable premiums for continued benefit coverage under COBRA for the period of time required under the applicable change in control severance agreement. The calculations reflect the monthly COBRA premiums based on each NEO's benefit elections as of December 2025.
(4)
Under our change in control severance agreements, the NEOs receive outplacement support, with a value of up to $10,000, upon any involuntary termination of service without cause, death or disability or by the NEO with good reason.
(5)
Upon a change in control (or a qualifying termination in connection with such change in control), each NEO is also eligible to receive a lump sum payment equal to 100% of any excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), plus an amount equal to the federal and state income tax, FICA, and Medicare taxes (based upon the NEO’s projected marginal income tax rates) on such lump sum payment. No amount has been included in the table above for this value given the value of such excise taxes cannot be estimated at this time.
(6)
Under Mr. Elder’s special incentive arrangement approved in November 2024, in the event of a change in control prior to the vesting in full of the cash bonus and equity awards, then the vesting of the restricted stock units and the then-unpaid bonus will be paid in full as of immediately prior to the closing of such change in control, subject to Mr. Elder’s continued employment through such date. The above reflects the unpaid portion of the cash bonus as of December 31, 2025 and full acceleration of the unvested restricted stock units as of December 31, 2025.

Pay Ratio Disclosure

We are required to disclose in our proxy statement the annual total compensation of the median-compensated employee of, generally, all of our employees (excluding our CEO), the annual total compensation of our Chief Executive Officer, and the ratio of the CEO's compensation to the median employee's compensation. The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.

We selected the median employee in 2024 based on an analysis of full-time and part-time workers employed by the Company as of December 31, 2024 and used the same employee for this 2025 disclosure as there was not a material change in the Company's employee population between 2024 and 2025.

The 2025 annual total compensation as determined under Item 402 of Regulation S-K for our CEO was $5,405,190. The 2025 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $153,425. The ratio of our CEO's annual total compensation to our median employee’s total compensation for fiscal year 2025 was 35 to 1.

2026 PROXY STATEMENT	49

Executive Compensation

Pay Versus Performance

The following table and graphs provide information required under the SEC's "pay versus performance" rules over the last four years as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K. The graphs below show the relationship of "compensation actually paid" to our principal executive officer ("PEO") and other NEOs (who are also referred to as "Non-PEO NEOs") in 2022, 2023, 2024 and 2025.

					Value of Initial Fixed $100 Investment based on:(4)
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3)	TSR ($)	Peer Group TSR ($)	Net Income ($ Millions)	Revenue ($ Millions)(5)
2025	5,405,190	(246,428)	3,056,615	(497,833)	13.14	76.03	(59)	212.7
2024	6,597,160	1,136,797	3,837,863	2,058,881	39.91	76.22	(56)	209.4
2023	8,422,635	2,838,120	3,974,434	(236,975)	68.40	72.30	(50)	187.1
2022	3,617,249	4,320,166	1,483,378	3,117,740	123.34	76.64	(43)	141.8
(1)
John T. Treace was our PEO for each year presented. In 2022 and 2023 our NEOs were Mark L. Hair and Aaron J. Berutti. In 2024 and 2025, our NEOs were Mark L. Hair, Scot M. Elder, Sean F. Scanlan and Gaetano M. Guglielmino.
(2)
The amounts shown in the Compensation Actually Paid column have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with ASC Topic 718.

PEO	2025
Summary Compensation-Table Total Compensation	$5,405,190
Less: Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$4,635,000
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$1,055,250
Plus: Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$(2,282,397)
Plus: Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	—
Plus: Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$307,032
Less: Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$96,503
Equals: Compensation Actually Paid	$(246,428)

Non-PEO NEOs	2025
Summary Compensation-Table Total Compensation	$3,056,615
Less: Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$2,581,247
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$547,870
Plus: Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$(1,450,387)
Plus: Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	—
Plus: Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(37,868)
Less: Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$32,816
Equals: Compensation Actually Paid	$(497,833)

(4)
The Peer Group TSR set forth in this table utilizes the peer companies used for compensation benchmarking purposes, which are summarized in the Compensation Discussion and Analysis section of the proxy statement for the years reflected in the table. The comparison assumes $100 was invested for the period starting December 31, 2021, through the end of the listed year in the Company and in the compensation benchmarking peers, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and other NEOs in 2025.

50

Executive Compensation

Relationship Between Compensation Actually Paid and Performance Measures

"Compensation actually paid" calculated per SEC Item 402(v) of Regulation S-K ("CAP") reflects cash compensation actually paid as well as changes to the fair values of equity awards during the years shown in the table based on year-end or vesting date stock prices, and various accounting valuation assumptions. Due to how CAP is calculated, the CAP as reported for each year does not reflect the actual amounts earned by our NEOs from their equity awards. CAP generally fluctuates annually due to the change in our stock price from year to year as well as varying levels of actual achievement of performance goals.

Because CAP does not reflect the actual amount earned by our NEOs on their equity compensation, we do not use this measure for understanding how NEO pay aligns with our Company performance. For a discussion of how our Compensation Committee assessed "pay-for-performance" and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation each year, see the Compensation Discussion and Analysis section above.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and the cumulative TSR over the four most recently completed fiscal years for the Company and the Peer Group TSR.

2026 PROXY STATEMENT	51

Executive Compensation

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our net income during the four most recently completed fiscal years.

Relationship Between PEO and Other NEO Compensation Actually Paid and Revenue

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our Revenue during the four most recent fiscal years.

52

Executive Compensation

EQUITY COMPENSATION PLANS

As of December 31, 2025, our equity compensation plan information is as follows:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(2)(3)

Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	14,669,986	$11.97	6,000,761

Equity compensation plans not approved by security holders	—	—	—

Total	14,669,986	$11.97	6,000,761

(1)
The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.
(2)
Includes 3,156,928 shares remaining under the 2021 Plan for future issuance share-based compensation awards, including stock options, restricted stock awards, restricted stock unit awards and other stock-based awards as of December 31, 2025.
(3)
Includes 2,843,833 shares remaining available for future issuance under the Company’s Employee Stock Purchase Plan as of December 31, 2025.

2026 PROXY STATEMENT	53

Certain Relationships and Related Party Transactions

CERTAIN RELATIONSHIPS AND

RELATED PARTY TRANSACTIONS

Other than compensation arrangements, we describe below those transactions and series of similar transactions, since January 1, 2025, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and NEOs are described elsewhere in this proxy statement.

Employment of Immediate Family

In October 2017, we hired Tori Dapas, the brother-in-law of John T. Treace, our Chief Executive Officer, Founder and Board Chair, as a Regional Sales Manager. During 2025, Mr. Dapas served as our Vice President, Sales Operations from January 1, 2025 through January 11, 2025 and as our Vice President, Medical Education beginning on January 12, 2025. Since January 1, 2025, Mr. Dapas received compensation of $0.4 million, consisting of salary, annual incentive pay, and restricted stock units granted in 2025 for 20,000 shares that vest in equal annual installments over four years. In addition, during this period, Mr. Dapas realized $0.2 million upon the exercise of previously granted stock options.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements will require us to, among other things, indemnify each of our directors and executive officers to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We also maintain directors’ and officers’ liability insurance pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy, which became effective upon the consummation of our initial public offering, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred before the adoption of this policy. However, all of the transactions described above were entered into after presentation, consideration and approval by our Board.

54

Stock Ownership

STOCK OWNERSHIP

The following table shows information regarding the beneficial ownership of our common stock for the following:

•
each stockholder known by us to beneficially own more than 5% of our common stock;
•
each of our directors;
•
each executive officer named in the Summary Compensation Table in "Executive Compensation;" and
•
all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after the Record Date through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock held by that person.

Except as indicated in the footnotes to this table, the address for each beneficial owner is c/o Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, Florida 32081.

All information is as of the Record Date, except as noted otherwise.

Name of Beneficial Owners	No. of Shares of Common Stock	Percentage of Total(1)

5% or Greater Stockholders
John T. Treace(2)	12,187,520	18.70%
Armistice Capital, LLC(3)	6,364,000	9.82%
BlackRock(4)	3,691,901	5.70%
Neil Gagnon(5)	6,142,107	9.48%

Directors and Executive Officers
John T. Treace(2)	12,187,520	18.70%
John K. Bakewell(6)	707,963	1.09%
Lance A. Berry(7)	102,653	*
Lawrence W. Hamilton(8)	235,663	*
Elizabeth S. Hanna(9)	127,783	*
Deepti Jain(9)	152,783	*
Jane E. Kiernan(7)	122,009	*
Mark L. Hair(10)	1,038,470	1.58%
Scot M. Elder(11)	399,660	*
Sean F. Scanlan(12)	687,612	1.05%
Gaetano M. Guglielmino	68,651	*
All executive officers and directors as a group (11 persons)(13)	15,830,767	23.42%

* Less than one percent (1%)

(1)
Percentage ownership is based on 64,784,436 shares of common stock outstanding as of the Record Date.

2026 PROXY STATEMENT	55

Stock Ownership

(2)
Consists of (i) 6,461,766 shares of our common stock held directly, (ii) 1,839,063 shares of our common stock held by John T. Treace as trustee of a trust, (iii) 1,605,000 shares of our common stock held by John T. Treace’s spouse, (iv) 1,471,250 shares of our common stock held by John T. Treace’s spouse as co-trustee of a trust, (v) 408,816 of our common stock shares held by John T. Treace as co-trustee of a trust, and (vi) 401,625 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date. John T. Treace disclaims beneficial ownership of shares held by his spouse directly or in trusts for which his spouse serves as trustee or co-trustee.
(3)
Consists of 6,364,000 shares of common stock held by entities affiliated with Armistice Capital, LLC and its managing member Mr. Steven Boyd, based on information provided in Schedule 13G/A filed with the SEC on February 17, 2026. Armistice Capital, LLC is the investment manager of Armistice Capital Master Fund Ltd. (the "Master Fund"), the direct holder of the Company's shares, and pursuant to an Investment Management Agreement, Armistice Capital, LLC exercises voting and investment power over shares held by the Master Fund and thus may be deemed to beneficially own shares held by the Master Fund. Mr. Boyd, as the managing member of Armistice Capital, LLC, may be deemed to beneficially own the shares held by the Master Fund. Armistice Capital, LLC and Mr. Boyd have sole voting power with respect to no shares, shared voting power with respect to 6,364,000 of such shares, sole dispositive power with respect to no shares and shared dispositive power with respect to 6,364,000 of such shares. The Master Fund specifically disclaims beneficial ownership of the securities of the Company directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. The business address for Armistice Capital, LLC and Steven Boyd is 510 Madison Avenue, 7th Floor New York, New York 10022.
(4)
Consists of 3,691,901 shares of common stock held by entities affiliated with BlackRock, Inc. based on information provided by BlackRock, Inc. in Schedule 13G filed with the SEC on January 29, 2024. BlackRock, Inc. has sole voting power with respect to 3,639,406 of such shares, shared voting power with respect to no shares, sole dispositive power with respect to 3,691,901 of such shares and shared dispositive power with respect to no shares. The business address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(5)
Based on information provided in Schedule 13G/A filed with the SEC on February 12, 2026, Neil Gagnon has sole voting and dispositive power over 420,406 shares of our common stock, shared voting power over 5,155,905 shares, and shared dispositive power over 5,721,701 shares. Mr. Gagnon is the Chief Executive Officer and principal owner of Gagnon Securities LLC ("GS"). GS and Mr. Gagnon may be deemed to share voting power with respect to 3,389,401 shares and dispositive power with respect to 3,928,051 shares held in customer accounts to which they provide investment advice. GS and Mr. Gagnon expressly disclaim beneficial ownership of such securities. Mr. Gagnon is also the managing member of Gagnon Advisors, LLC ("Gagnon Advisors"). Mr. Gagnon and Gagnon Advisors, in its role as investment manager to Gagnon Investment Associates, LLC ("GIA"), a private investment fund, may be deemed to share voting and dispositive power with respect to the 1,534,034 shares held by GIA. Gagnon Advisors and Mr. Gagnon expressly disclaim beneficial ownership of all securities held by GIA. The business address for GS, Gagnon Advisors, and Neil Gagnon is 1370 Avenue of the Americas, 26th Floor, New York, NY 10019.
(6)
Includes (i) 250,000 shares of our common stock held by Mr. Bakewell's spouse as trustee of a trust, (ii) 92,300 shares held by Mr. Bakewell as trustee of a trust, (iii) 191,607 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (iv) 23,917 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(7)
Includes (i) 59,004 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (ii) 23,917 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(8)
Includes (i) 191,607 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (ii) 23,917 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(9)
Includes (i) 82,540 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (ii) 23,917 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(10)
Consists of (i) 151,858 shares of our common stock held directly, (ii) 861,612 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date, and (iii) 25,000 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.
(11)
Consists of (i) 161,059 shares of our common stock held directly, and (ii) 238,601 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date.
(12)
Consists of (i) 200,760 shares of our common stock held directly, and (ii) 486,852 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date.
(13)
Includes (i) 2,654,992 shares of our common stock that may be acquired upon the exercise of stock options that are either currently exercisable or are scheduled to become exercisable within 60 days of the Record Date and (ii) 168,502 shares issuable upon vesting of restricted stock units that are scheduled to vest within 60 days of the Record Date.

56

Stock Ownership

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Executive officers, directors and holders of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We submit all applicable Section 16(a) filing requirements on behalf of our executive officers and directors. To our knowledge, based solely on the reports filed by us, copies of such reports furnished to us and written representations made by our executive officers and directors regarding their filing obligations, all Section 16(a) filing requirements applicable to our executive officers and directors were satisfied with respect to the fiscal year ended December 31, 2025.

STOCKHOLDER PROPOSALS FOR

2027 ANNUAL MEETING OF STOCKHOLDERS

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

Stockholders wishing to include proposals in the proxy materials in relation to our 2027 annual meeting of stockholders under Rule 14a-8 of the Exchange Act must submit the proposal in writing so that it is received by the Company on or before December 7, 2026. Proposals should be addressed to Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081, Attention: Corporate Secretary. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals and with the procedures set forth in our Bylaws. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2027 annual meeting of stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 annual meeting.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

Stockholders who intend to present a proposal at the 2027 annual meeting, outside the processes of Rule 14a-8 under the Exchange Act and thereby without including such proposal in our proxy statement, must timely deliver a written notice in accordance with the requirements, including eligibility and information required in such notice, set forth in our Bylaws. To be timely, such written notice must be received by our Corporate Secretary at our executive offices (Treace Medical Concepts, Inc., 100 Palmetto Park Place, Ponte Vedra, FL 32081) no earlier than January 19, 2027 and no later than February 18, 2027. However, if the date of the 2027 annual meeting is earlier than April 19, 2027 or later than July 18, 2027, notice by the stockholder (in order to be timely) must be received not later than the 90th day before the 2027 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2027 annual meeting was first made. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 22, 2027. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 annual meeting.

If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

2026 PROXY STATEMENT	57

Stock Ownership

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
SHARING AN ADDRESS

We have adopted a procedure approved by the SEC called "householding." Under this procedure, we deliver a single copy of the Internet Notice and, if applicable, our proxy materials to stockholders of record who share the same address, unless we have received contrary instructions from any stockholder at that address. This practice is designed to eliminate duplicate mailings and reduce our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and receive only a single copy of the Internet Notice or, if applicable, our proxy materials, but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, Inc., by calling 1-866-540-7095 or writing to 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department and an additional copy of the materials will be promptly delivered to you. Similarly, if you receive multiple copies of the Internet Notice or, if applicable, the proxy materials but would prefer to receive a single copy in the future, you may also contact Broadridge Financial Solutions, Inc. at the above telephone number or address. Beneficial owners should contact their broker, bank or other nominee to request information about householding procedures.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and this proxy statement. If any other matters are properly brought before the Annual Meeting and you have properly submitted a proxy, the persons named in the accompanying proxy as proxy holders will have the discretion to vote all proxies on such matters for you.

By Order of the Board of Directors,

Scot M. Elder Chief Legal and Compliance Officer, Corporate Secretary

April 6, 2026

Treace Medical Concepts, Inc.

100 Palmetto Park Place

Ponte Vedra, Florida 32081

58

Stock Ownership

Appendix 1

GAAP to Non-GAAP Reconciliation

This proxy statement refers to Adjusted EBITDA, which the Company defines as net loss before depreciation and amortization expense, interest income, interest expense, taxes, share-based compensation expense, acquisition-related costs, restructuring costs, customer credit loss, litigation costs, and debt extinguishment loss. Management uses non-GAAP financial measures to evaluate the Company’s operating performance and trends, as well as for making planning decisions. Our Board also uses Adjusted EBITDA as a key metric to assess the performance of management. The Company believes that Adjusted EBITDA helps to identify underlying trends in the Company’s business that may otherwise be masked by the effect of the income and expenses and other items that it excludes in its calculation of Adjusted EBITDA. Accordingly, the Company believes this non-GAAP financial measure provides useful information to investors and others in understanding and evaluating the Company’s operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by the Company’s management in their financial and operational decision-making. The Company also presents this non-GAAP financial measure because it believes investors, analysts and rating agencies consider it to be a useful metric in measuring the Company’s performance against other companies and its ability to meet its debt service obligations.

Non-GAAP financial measures such as Adjusted EBITDA are presented in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. There are limitations related to the use of non-GAAP financial measures such as Adjusted EBITDA because they are not prepared in accordance with GAAP, may exclude significant income and expenses required by GAAP to be recognized in the Company’s financial statements, and may not be comparable to non-GAAP financial measures used by other companies. The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business.

A reconciliation between GAAP and non-GAAP results is presented below.

Reconciliation of GAAP Net Loss to EBITDA & Adjusted EBITDA
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net loss	$(9,394)	$(501)	$(59,002)	$(55,743)
Adjustments:
Interest income	(527)	(899)	(2,777)	(4,877)
Interest expense	1,350	1,314	5,320	5,256
Taxes	—	—	—	—
Depreciation & Amortization	2,808	2,237	10,623	8,419
EBITDA	$(5,763)	$2,151	$(45,836)	$(46,945)
Share-based compensation expense	7,555	8,555	33,823	30,603
Acquisition-related costs	—	—	—	1,873
Restructuring costs(1)	352	—	1,529	964
Customer credit loss(2)	—	—	—	2,147
Litigation costs(3)	1,304	399	3,852	399
Debt extinguishment loss	2,737	—	2,737	—
Adjusted EBITDA	$6,185	$11,105	$(3,895)	$(10,959)

(1) Restructuring charges primarily relate to severance payments and other post-employment benefits from a restructuring in the second quarter of 2024 and the third and fourth quarters of 2025.

(2) Customer credit loss consists of the write-off of accounts receivable due from a customer that filed for bankruptcy during the second quarter of 2024.

(3) Litigation costs relate to patent infringement lawsuits.

2026 PROXY STATEMENT	59

Current Product Portfolio

Lapiplasty®
3D Bunion Compression®

Lapiplasty® System S4A Plates

Lapiplasty® System 1

Lesser TMT Fixation Pack

Additional Kits

Compression Screws

Transverse Screws

Snap-Off Screws

SpeedPlate®
Rapid Compression Implants

SpeedAkin™

SpeedMTP®

SpeedTMT™

SpeedPlate® Micro-Quad™

Nanoplasty®
3D MIS Bunion Correction

Intelligiude® PSI
Patient-Specific
3D Bunion Correction

Percuplasty™
Percutaneous
3D Bunion Correction

Sterile-Packed Instruments

SpeedRelease®

TriTome®

LapiTome®

RazorTome®

FastGrafter®

GreatRelease™

CornerChisel™

NanoRasp™

FeatherRasp™

Akinator™

TREACE
AKINATOR™ SAW BLADE

Biologics

Allograft Wedges

CortiFuse™

TREACE Medical Concepts, Inc.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, May 18, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TMCI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, May 18, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85762-P47384

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TREACE MEDICAL CONCEPTS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Lance A. Berry
02) Elizabeth S. Hanna
03) Jane E. Kiernan

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business that may properly come before the meeting or any adjournments or postponements thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR the election of each director nominee named herein and FOR Item 2 and Item 3, in each case, in accordance with the Board of Directors' recommendations.** If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V85763-P47384

TREACE MEDICAL CONCEPTS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
May 19, 2026

The undersigned Stockholder(s) hereby appoint(s) Mark L. Hair and Scot M. Elder, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Treace Medical Concepts, Inc. that the Stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Time, on May 19, 2026, by means of a virtual meeting via live webcast on the Internet at www.virtualshareholdermeeting.com/TMCI2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS INDICATED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE